ANNUAL REPORT October 31, 2001
                                                                        [logo]
                                                                NUVEEN
                                                                     Investments
        Municipal Closed-End
      EXCHANGE-TRADED
                Funds


    Dependable, tax-free income to help
        you keep more of what you earn.

                                        PREMIUM INCOME
                                        NPI
                                        NPM
                                        NPT


                Invest well.
        Look ahead.
                        LEAVE YOUR MARK.(SM)

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

Dear
     SHAREHOLDER


[Photo of Timothy R. Schwertfeger]
Timothy R. Schwertfeger
Chairman of the Board


In the aftermath of September 11, the financial markets have reacted with volatility and uncertainty as investors attempt to better understand how the U.S. and world economies are likely to perform in the months ahead. It's too soon to tell what the long-term impact will be on the markets or your Fund, but one thing that is increasingly clear to us is that a diversified portfolio that includes high quality municipal bonds can leave you well positioned to reduce overall investment volatility.

For example, during the period covered by this report, all of these Nuveen Funds continued to meet their primary objectives of providing attractive monthly income from a portfolio of high quality municipal bonds. Detailed information on your Fund's performance can be found in the Portfolio Manager's Comments and Performance Overview sections of this report. I urge you to take the time to read them.

In addition to providing you with steady tax-free income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judicious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase





Sidebar text:
"A diversified
portfolio
can leave
you well
positioned
to reduce
overall
investment
risk."

Sidebar text:
"Today, perhaps
more than
ever, investors
have the
ability to
make a lasting
impact on
their families
and their
world for
generations
to come."





diversification. In turbulent times like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio.

For more than 100 years, Nuveen has specialized in offering quality investments such as these Nuveen Funds to those seeking to accumulate and preserve wealth and establish a lasting legacy. Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you invest well and leave your mark for future generations. We thank you for continuing to choose Nuveen Investments as your partner as you work toward that goal.

Sincerely,


/s/ Timothy R. Schwertfeger


Timothy R. Schwertfeger
Chairman of the Board
December 15, 2001

Nuveen National Premium Income Municipal Closed-End Exchange-Traded Funds (NPI, NPM, NPT)

Portfolio Manager's
                COMMENTS


Portfolio manager Tom Futrell examines economic and market conditions, key strategies, and the performance of the Nuveen Premium Income Municipal Closed-End Exchange-Traded Funds. Tom, who joined Nuveen in 1983, has managed NPI since 1988, and assumed portfolio management responsibility for NPM and NPT in 2001.

WHAT FACTORS HAD THE GREATEST INFLUENCE ON THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?

The two major forces at work during the twelve months ended October 31, 2001, were the continued slowdown in economic growth and the Federal Reserve's aggressive approach to easing short-term interest rates. While these two factors had a great impact over the entire period covered in this report, the tragic events of September 11 and its aftermath also have had a profound effect on the economy and the markets.

In January 2001, the Fed embarked on a series of interest rate cuts designed to stimulate the sluggish U.S. economy. During the first ten months of the year, the Fed announced nine reductions totaling 400 basis points, bringing the federal funds rate to 2.50% as of October 31, 2001. (On November 6, 2001, following the end of the period covered in this report, the Fed reduced the fed funds rate to 2.00%, its lowest level since 1961.) The consensus among many market observers is that the Fed could decide to cut rates again if signs of a significant economic slowdown continue.

In the municipal market, the general environment of the past twelve months has helped many fixed-income securities perform well. The interest rate cuts created favorable conditions for both new municipal bond issuance and refundings, which together totaled $223.4 billion nationwide through the first ten months of 2001, an increase of 36% over January-October 2000. On the demand side, municipal bonds continued to be highly sought after by individual investors looking for diversification, tax-free income, quality, and an alternative to a volatile stock market. Institutional investors, especially insurance companies, also have been active buyers in the new issue market. In general, strong demand has proven more powerful than increased supply, which has helped keep municipal bond prices higher than they were twelve months ago.

HOW DID THE NUVEEN PREMIUM INCOME FUNDS PERFORM OVER THE PAST TWELVE MONTHS?

For the year ended October 31, 2001, the Nuveen Premium Income Closed-End Exchange-Traded Funds produced annual total returns on net asset value (NAV) as shown in the accompanying table. The annual returns for the Lehman Brothers Municipal Bond Index1 and relevant Lipper Peer Group2 are also presented.

                                TOTAL RETURN          LEHMAN            LIPPER
          MARKET YIELD                ON NAV    TOTAL RETURN1          AVERAGE2
-------------------------------------------------------------------------------
                                      1 YEAR          1 YEAR            1 YEAR
                     TAXABLE-          ENDED           ENDED             ENDED
     10/31/01      EQUIVALENT3      10/31/01        10/31/01          10/31/01
-------------------------------------------------------------------------------

NPI     5.94%           8.55%         13.22%          10.51%            12.97%
-------------------------------------------------------------------------------

NPM     6.28%           9.04%         11.63%          10.51%            12.97%
-------------------------------------------------------------------------------

NPT     6.11%           8.79%         11.28%          10.51%            12.97%
-------------------------------------------------------------------------------
Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.

Over the past twelve months, the Fed's shift in interest rate policy from tightening to easing, combined with favorable market technicals, created a generally positive total return environment for municipal bonds. The Funds' participation in the market's gains is reflected in the total returns on NAV listed in the previous table. In a market characterized by rising bond values and falling yields, funds with longer durations would typically be expected to perform well. As of October 31, 2001, the



1 The performance of the Premium Income Funds is compared with that of the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The Premium Income Funds' total returns are compared with the average annualized return of the 52 funds in the Lipper General Leveraged Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the fund's market yield on the indicated date and a federal income tax rate of 30.5%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements. Fund duration, also known as leverage-adjusted duration, takes into account the leveraging process for a Fund and therefore is generally longer than the duration of the actual portfolio of individual bonds that make up the Fund. Unless otherwise noted, references to duration in this commentary are intended to indicate Fund duration.

durations4 of these Funds ranged from 7.59 to 9.45, compared with 7.77 for the unleveraged Lehman Brothers Municipal Bond Index.

While duration was one driver of total return over the past twelve months, the relative performance of these Funds was also influenced by differences in structure and individual holdings. For example, NPT's total return performance was impacted by credit issues involving two separate multifamily housing projects, the Keystone at Fall Creek Apartments in Indianapolis, Indiana, and a multiple apartment project in Oklahoma County, Oklahoma. Both of these projects are now in default and have fallen behind in interest payments. Currently Nuveen is actively pursuing a resolution to these situations that we believe will serve the best interests of shareholders. It is important to note that, overall, NPT's portfolio is in good shape, continuing to offer shareholders attractive tax-free dividends paid on a regular monthly basis.

HOW DID THE MARKET ENVIRONMENT AFFECT THESE FUNDS' DIVIDENDS AND SHARE PRICES?

With the Fed's move to a policy of interest rate easing as of January 2001, the dividend-payment capabilities of the Nuveen Premium Income Funds benefited from the use of leverage, a strategy that can potentially enhance the dividends paid to common shareholders. This benefit is tied in part to the short-term rates the Funds pay their MuniPreferred(R), shareholders. For example, declining short-term rates can enable the Funds to reduce the amount of income they pay preferred shareholders, which can leave more earnings to support common share dividends.

During the year ended October 31, 2001, steady or falling short-term interest rates enabled us to implement four dividend increases in NPI and two increases each in NPM and NPT. In coming months, the lower rates now being offered by municipal securities with shorter maturities could potentially continue to benefit common shareholders of these Funds by further reducing the amount paid to MuniPreferred shareholders. However, this benefit could be offset by the effect of bond calls on higher-yielding securities, especially if refundings increase as the result of lower rates. The level of short-term rates, the number of bond calls, and the interest rates at which we can reinvest the proceeds of any calls will all influence the dividends of these Nuveen Funds over the next twelve months.

Over the past year, as the stock market remained volatile and the bond market continued to perform well, many investors turned to tax-free fixed-income investments as a way to add balance to their portfolios and reduce overall risk. As a result, the share prices of these Funds improved (see the charts on the individual Performance Overview pages). As investors recognized the opportunity offered by these Funds, increased demand caused their discounts (share price below NAV) to narrow over the past twelve months.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE NUVEEN PREMIUM INCOME FUNDS DURING THE YEAR ENDED OCTOBER 31, 2001?

One of our areas of emphasis during this period was improving call protection by using a variety of strategies to enhance each Fund's situation as attractive opportunities presented themselves. Over the next 14 months, NPI and NPT offer excellent levels of call protection, with 7% and 15%, respectively, of their portfolios subject to calls between November 2001 and December 2002. NPM, which marks the 10-year anniversary of its inception in 2002, has reached the point typically associated with an increase in call exposure. Over the next 14 months, this Fund could see bond calls affecting up to 29% of its portfolio. The number of actual calls experienced by these Funds will depend largely on market interest rates over this time. Given the current level of rates, our general approach has been to hold higher-yielding bonds as long as possible to help support the Funds' dividends, while we look for attractive replacement opportunities. Currently we have focused on the 20 -year section of yield curve, rather than the 30-year, since these shorter-maturity bonds offer lower durations and are therefore less sensitive to interest rate changes, while providing yields similar to those offered by longer bonds. In general, we believe the call positions of all these Funds are very manageable, especially given the timeframe, and we foresee no problems in working through them.

In reinvesting new cash and bond call proceeds over the past twelve months, we focused on finding attractive bonds with the potential to support the Funds' long-term dividend-payment capabilities and add value and diversification. Among the areas of the market where we found value were general obligation bonds at both the state and county level and sectors regarded as providers of essential services, such as healthcare and utilities. The utilities sector, in particular, offered several attractive purchase opportunities. We were also active buyers of bonds issued by independent electrical power plants in states such as Michigan, Ohio, Pennsylvania, and Florida. These issues represent a value play, as these bonds have seen their creditworthiness improve as plants are completed, while prices have lagged. As of October 31, 2001, all of the Funds listed utilities among their top five sectors.

Another area that performed well and contributed to diversification was the tobacco sector, and we took advantage of several new offerings in the primary market, including those from Iowa, Alaska, Washington, D.C. and Alabama, to purchase tobacco settlement bonds at very attractive yields for NPI and NPM. The proceeds from these bonds, which are secured by each state's share of payments under the $250 billion master settlement agreement between four major tobacco companies and 46 states, are used for various purposes, including education and healthcare. If we continue to find attractive opportunities, we plan to add to our position in these bonds.

In view of recent world events, shareholders should note that these Funds continue to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 67% in NPT to 84% in NPI as of October 31, 2001. Each of these Funds also had a portion of its assets invested in BBB and non-rated bonds, which benefited from narrowing credit spreads during the first part of 2001. The allocations to this credit sector, which range from 3% in NPI to 16% in NPT, have declined or remained stable over the past twelve months, as we shifted our emphasis to higher quality securities that should offer greater protection from the effects of any further deterioration in the economy.

All of these Funds also had some exposure to bonds and sectors affected by the events of September 11, including New York City general obligation bonds, selected airport and airline issues. Following a decline immediately after the terrorist attacks, many of these holdings have largely returned to their pre-September 11 valuations. As of October 31, 2001, credit ratings for

New York City have not been downgraded, remaining at A2/A/A+. The city's recent issuance of $1 billion in one-year disaster recovery notes sold rapidly to both individual and institutional investors, demonstrating the general belief that New York City continues to maintain a strong credit rating despite recent events. Although Standard & Poor's placed the Port Authority and all major air carriers and North American airports on credit watch following September 11, Moody's current median rating for airports is A2, which is solidly investment grade. In addition, the federal government's commitment to the air transportation sector was demonstrated by the approval of a $15 billion airline aid package of grants and loan guarantees.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THE NUVEEN FUNDS IN PARTICULAR?

In general, our outlook for the fixed-income markets over the next twelve months remains positive. Although the long-term economic effects of September 11 are still being assessed, we believe the U.S. economy is headed for an eventual recovery, but one that will see a slower pace of growth, with inflation and interest rates remaining low over the near term. New municipal issuance should continue to be strong during the fourth quarter and into 2002, and municipal supply nationwide in 2001 is now expected to exceed $250 billion for the first time since 1998. At the same time, demand for tax-exempt municipal bonds is anticipated to remain firm, as investors look for ways to rebalance their portfolios and reduce risk.

The federal government's recent decision to discontinue the 30-year Treasury bond removed one of the pricing benchmarks for the municipal market. This could result in some pricing uncertainty and create additional opportunities to add value to the portfolios. Overall, we continue to watch the fixed-income markets carefully, especially those sectors that were directly impacted by the events of September 11 or that would be affected by any further deceleration in the economy. We believe the Nuveen Premium Income Funds are currently well diversified and well positioned for the market environment ahead, and we will continue to closely monitor and respond to events as appropriate.

Over the next six months, we plan to remain focused on the strategies that add value for our shareholders, provide support for the Funds' dividends, and fully utilize Nuveen's research expertise to adjust to any shifts in market conditions. One of our priorities will be managing portfolio structure, including duration and credit quality, to strategically position the Funds for a potential economic recovery. Our emphasis will continue to be on the essential services sectors. Tobacco settlement bonds could also continue to offer opportunities for diversification and enhanced yield. Overall, we believe the Nuveen Funds will continue to play an important role in investors' long-range financial programs, providing balance and diversification, dependable tax-free income, quality investments, and a measure of security in uncertain times such as these.

Nuveen Premium Income Municipal Fund, Inc.

NPI

Performance
   OVERVIEW As of October 31, 2001


pie chart:

CREDIT QUALITY
AAA/U.S. Guaranteed        66%
AA                         18%
A                          11%
BBB                         1%
NR                          2%
Other                       2%


bar chart:

2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Nov     0.063
Dec     0.0645
Jan     0.0645
Feb     0.0645
Mar     0.0665
Apr     0.0665
May     0.0665
Jun     0.0685
Jul     0.0685
Aug     0.0685
Sep     0.0705
Oct     0.0705


line chart:

SHARE PRICE PERFORMANCE
11/1/00                           12.13
                                  11.88
                                  11.81
                                  11.94
                                  12.13
                                  12.38
                                  12.5
                                  12.94
                                  13.31
                                  13.25
                                  13.38
                                  13.44
                                  13.69
                                  13.56
                                  13.25
                                  13.27
                                  13.57
                                  13.72
                                  13.55
                                  13.66
                                  13.65
                                  13.5
                                  13.48
                                  13.36
                                  13.41
                                  13.52
                                  13.5
                                  13.42
                                  13.36
                                  13.42
                                  13.57
                                  13.57
                                  13.59
                                  13.95
                                  13.89
                                  13.87
                                  13.71
                                  13.82
                                  14.01
                                  14.22
                                  14.13
                                  14.3
                                  14.3
                                  14.34
                                  14.29
                                  13.8
                                  14.11
                                  14.17
                                  14.07
                                  14.12
10/31/01                          14.12

Weekly Closing Price
Past performance is not predictive of future results



PORTFOLIO STATISTICS
---------------------------------------------------
Share Price                                 $14.25
---------------------------------------------------
Net Asset Value                             $15.27
---------------------------------------------------
Market Yield                                 5.94%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.55%
---------------------------------------------------
Fund Net Assets ($000)                  $1,499,272
---------------------------------------------------
Average Effective Maturity (Years)           20.84
---------------------------------------------------
Leverage-Adjusted Duration                    9.45
---------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 7/88)
---------------------------------------------------
                      ON SHARE PRICE        ON NAV
---------------------------------------------------

1-Year                        26.60%        13.22%
---------------------------------------------------
5-Year                         6.20%         6.57%
---------------------------------------------------
10-Year                        5.84%         6.83%
---------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
---------------------------------------------------
Tax Obligation/Limited                         16%
---------------------------------------------------
Utilities                                      13%
---------------------------------------------------
Tax Obligation/General                         13%
---------------------------------------------------
Housing/Single Family                          12%
---------------------------------------------------
U.S.Guaranteed                                 11%
---------------------------------------------------




1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%.

Nuveen Premium Income Municipal Fund 2, Inc.

NPM

Performance
   OVERVIEW As of October 31, 2001


pie chart:
CREDIT QUALITY
AAA/U.S. Guaranteed     58%
AA                      12%
A                       25%
BBB                      1%
NR                       4%


bar chart:

2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
Nov     0.074
Dec     0.073
Jan     0.073
Feb     0.073
Mar     0.073
Apr     0.073
May     0.073
Jun     0.075
Jul     0.075
Aug     0.075
Sep     0.0765
Oct     0.0765


line chart:

SHARE PRICE PERFORMANCE
11/1/00                           13.5
                                  13.06
                                  13.06
                                  13.13
                                  13.03
                                  13.44
                                  13.75
                                  13.63
                                  14.31
                                  14.38
                                  14.56
                                  14.44
                                  14.81
                                  14.46
                                  14.21
                                  14.34
                                  14.5
                                  14.53
                                  14.35
                                  14.12
                                  14.03
                                  14.2
                                  14.09
                                  14.26
                                  14.29
                                  14.3
                                  14.29
                                  14.12
                                  14.12
                                  14.26
                                  14.36
                                  14.23
                                  14.48
                                  14.51
                                  14.57
                                  14.38
                                  14.38
                                  14.59
                                  14.59
                                  14.87
                                  14.78
                                  14.76
                                  14.88
                                  14.86
                                  14.89
                                  13.75
                                  14.62
                                  14.86
                                  14.46
                                  14.5
10/31/01                          14.65

Weekly Closing Price
Past performance is not predictive of future results


PORTFOLIO STATISTICS
---------------------------------------------------
Share Price                                 $14.61
---------------------------------------------------
Net Asset Value                             $15.53
---------------------------------------------------
Market Yield                                 6.28%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   9.04%
---------------------------------------------------
Fund Net Assets ($000)                    $985,365
---------------------------------------------------
Average Effective Maturity (Years)           14.36
---------------------------------------------------
Leverage-Adjusted Duration                    7.59
---------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 7/92)
---------------------------------------------------
                      ON SHARE PRICE        ON NAV
---------------------------------------------------
1-Year                        17.31%        11.63%
---------------------------------------------------
5-Year                         7.30%         6.92%
---------------------------------------------------
Since Inception                6.34%        7.51%
---------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
---------------------------------------------------
U.S.Guaranteed                                 31%
---------------------------------------------------
Tax Obligation/General                         19%
---------------------------------------------------
Housing/Single Family                          10%
---------------------------------------------------
Tax Obligation/Limited                          9%
---------------------------------------------------
Utilities                                       8%
---------------------------------------------------




1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%.

2 The Fund also paid shareholders a net ordinary income distribution in December 2000 of $0.0028 per share.

Nuveen Premium Income Municipal Fund 4, Inc.

NPT

Performance
   OVERVIEW As of October 31, 2001


pie chart:

CREDIT QUALITY
AAA/U.S. Guaranteed     48%
AA                      19%
A                       16%
BBB                      3%
NR                      13%
Other                    1%


bar chart:

2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE
Nov     0.0665
Dec     0.0665
Jan     0.0665
Feb     0.0665
Mar     0.0665
Apr     0.0665
May     0.0665
Jun     0.0685
Jul     0.0685
Aug     0.0685
Sep     0.07
Oct     0.07


line chart:

SHARE PRICE PERFORMANCE
11/1/00                           12.31
                                  12.13
                                  12.13
                                  12.31
                                  12.5
                                  12.81
                                  13.13
                                  13
                                  13.63
                                  13.38
                                  13.56
                                  13.69
                                  13.75
                                  13.67
                                  13.52
                                  13.3
                                  13.45
                                  13.51
                                  13.17
                                  13.09
                                  13
                                  13.09
                                  13.12
                                  13.06
                                  12.99
                                  13.22
                                  13.06
                                  13.1
                                  12.88
                                  13.05
                                  13.32
                                  13.25
                                  13.2
                                  13.48
                                  13.59
                                  13.38
                                  13.39
                                  13.45
                                  13.4
                                  13.8
                                  13.59
                                  13.71
                                  13.89
                                  13.8
                                  13.74
                                  12.75
                                  13.5
                                  13.62
                                  13.5
                                  13.57
10/31/01                          13.6

Weekly Closing Price
Past performance is not predictive of future results.


PORTFOLIO STATISTICS
---------------------------------------------------
Share Price                                 $13.75
---------------------------------------------------
Net Asset Value                             $14.22
---------------------------------------------------
Market Yield                                 6.11%
---------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.79%
---------------------------------------------------
Fund Net Assets ($000)                    $953,389
---------------------------------------------------
Average Effective Maturity (Years)           17.60
---------------------------------------------------
Leverage-Adjusted Duration                    9.22
---------------------------------------------------

ANNUALIZED TOTAL RETURN  (Inception 2/93)
---------------------------------------------------
                      ON SHARE PRICE        ON NAV
---------------------------------------------------
1-Year                        18.68%        11.28%
---------------------------------------------------
5-Year                         8.01%         6.15%
---------------------------------------------------
Since Inception                5.34%         6.11%
---------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
---------------------------------------------------
Utilities                                      17%
---------------------------------------------------
Housing/Multifamily                            15%
---------------------------------------------------
U.S.Guaranteed                                 13%
---------------------------------------------------
Healthcare                                     11%
---------------------------------------------------
Tax Obligation/General                         11%
---------------------------------------------------




1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30.5%.

Shareholder
           MEETING REPORT

The annual shareholder meeting was held on August 1, 2001, at the Northern Trust Bank, Chicago, Illinois.





                                                                                         NPI
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:

                                                              Preferred   Preferred   Preferred    Preferred    Preferred  Preferred
                                                      Common     Shares      Shares      Shares       Shares       Shares     Shares
                                                      Shares   Series-M   Series-M2    Series-T     Series-W    Series-TH   Series-F
====================================================================================================================================
Robert P. Bremner
   For                                            51,105,936      2,733       1,903       2,729        2,708        2,808      2,258
   Withhold                                          657,026         12          --          12            1           --          5
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          51,762,962      2,745       1,903       2,741        2,709        2,808      2,263
====================================================================================================================================

Lawrence H. Brown
   For                                            51,112,793      2,735       1,903       2,729        2,708        2,808      2,258
   Withhold                                          650,169         10          --          12            1           --          5
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          51,762,962      2,745       1,903       2,741        2,709        2,808      2,263
====================================================================================================================================

 Anne E. Impellizzeri
   For                                            51,088,883      2,733       1,903       2,729        2,708        2,807      2,255
   Withhold                                          674,079         12          --          12            1            1          8
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          51,762,962      2,745       1,903       2,741        2,709        2,808      2,263
====================================================================================================================================

Peter R. Sawers
   For                                            51,094,688      2,735       1,903       2,729        2,708        2,807      2,255
   Withhold                                          668,274         10          --          12            1            1          8
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          51,762,962      2,745       1,903       2,741        2,709        2,808      2,263
====================================================================================================================================

William J. Schneider
   For                                                    --      2,735       1,903       2,729        2,708        2,808      2,258
   Withhold                                               --         10          --          12            1           --          5
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                  --      2,745       1,903       2,741        2,709        2,808      2,263
====================================================================================================================================

Judith M. Stockdale
   For                                            51,107,911      2,733       1,903       2,729        2,708        2,807      2,258
   Withhold                                          655,051         12          --          12            1            1          5
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          51,762,962      2,745       1,903       2,741        2,709        2,808      2,263
====================================================================================================================================

Timothy R. Schwertfeger
   For                                                    --      2,733       1,903       2,729        2,708        2,808      2,258
   Withhold                                               --         12          --          12            1           --          5
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                  --      2,745       1,903       2,741        2,709        2,808      2,263
====================================================================================================================================

 RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                            51,129,893      2,735       1,903       2,736        2,709        2,808      2,254
   Against                                           210,528          2          --          --           --           --          6
   Abstain                                           422,541          8          --           5           --           --          3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          51,762,962      2,745       1,903       2,741        2,709        2,808      2,263
====================================================================================================================================







                                                                                         NPM
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:

                                                              Preferred   Preferred   Preferred    Preferred    Preferred  Preferred
                                                      Common     Shares      Shares      Shares       Shares       Shares     Shares
                                                      Shares   Series-M    Series-T    Series-W    Series-TH     Series-F  Series-F2
====================================================================================================================================

Robert P. Bremner
   For                                            31,994,214      1,832       2,543       1,556        1,943        1,773      1,831
   Withhold                                          301,125         --          --          --           --           --         20
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          32,295,339      1,832       2,543       1,556        1,943        1,773      1,851
====================================================================================================================================

Lawrence H. Brown
   For                                            32,015,341      1,832       2,543       1,556        1,943        1,773      1,831
   Withhold                                          279,998         --          --          --           --           --         20
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          32,295,339      1,832       2,543       1,556        1,943        1,773      1,851
====================================================================================================================================

 Anne E. Impellizzeri
   For                                            31,988,482      1,832       2,543       1,556        1,943        1,773      1,831
   Withhold                                          306,857         --          --          --           --           --         20
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          32,295,339      1,832       2,543       1,556        1,943        1,773      1,851
====================================================================================================================================

Peter R. Sawers
   For                                            31,992,423      1,832       2,543       1,556        1,943        1,773      1,831
   Withhold                                          302,916         --          --          --           --           --         20
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          32,295,339      1,832       2,543       1,556        1,943        1,773      1,851
====================================================================================================================================

William J. Schneider
   For                                                    --      1,832       2,543       1,556        1,943        1,773      1,831
   Withhold                                               --         --          --          --           --           --         20
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                  --      1,832       2,543       1,556        1,943        1,773      1,851
====================================================================================================================================

Judith M. Stockdale
   For                                            31,998,160      1,832       2,543       1,556        1,943        1,773      1,831
   Withhold                                          297,179         --          --          --           --           --         20
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          32,295,339      1,832       2,543       1,556        1,943        1,773      1,851
====================================================================================================================================

Timothy R. Schwertfeger
   For                                                    --      1,832       2,543       1,556        1,943        1,773      1,831
   Withhold                                               --         --          --          --           --           --         20
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                  --      1,832       2,543       1,556        1,943        1,773      1,851
====================================================================================================================================

 RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                                            31,948,045      1,832       2,541       1,556        1,943        1,772      1,831
   Against                                            96,559         --           2          --           --            1         20
   Abstain                                           250,735         --          --          --           --           --         --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                          32,295,339      1,832       2,543       1,556        1,943        1,773      1,851
====================================================================================================================================






Shareholder MEETING REPORT (continued)



                                                                               NPT
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:

                                         Preferred   Preferred   Preferred  Preferred   Preferred   Preferred  Preferred   Preferred
                                 Common     Shares      Shares      Shares     Shares      Shares      Shares     Shares      Shares
                                 Shares   Series-M    Series-T   Series-T2   Series-W   Series-W2   Series-TH   Series-F   Series-F2
====================================================================================================================================

Robert P. Bremner
   For                       37,769,905      1,860       1,350         951      1,506         490       2,294      1,554       1,230
   Withhold                     331,236          1          --          --         --          --           7         --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                     38,101,141      1,861       1,350         951      1,506         490       2,301      1,554       1,230
====================================================================================================================================

Lawrence H. Brown
   For                       37,782,836      1,860       1,350         951      1,506         490       2,294      1,554       1,230
   Withhold                     318,305          1          --          --         --          --           7         --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                     38,101,141      1,861       1,350         951      1,506         490       2,301      1,554       1,230
====================================================================================================================================

 Anne E. Impellizzeri
   For                       37,751,583      1,860       1,350         951      1,506         490       2,294      1,554       1,230
   Withhold                     349,558          1          --          --         --          --           7         --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                     38,101,141      1,861       1,350         951      1,506         490       2,301      1,554       1,230
====================================================================================================================================

Peter R. Sawers
   For                       37,779,690      1,860       1,350         951      1,506         490       2,294      1,554       1,230
   Withhold                     321,451          1          --          --         --          --           7         --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                     38,101,141      1,861       1,350         951      1,506         490       2,301      1,554       1,230
====================================================================================================================================

William J. Schneider
   For                               --      1,860       1,350         951      1,506         490       2,294      1,554       1,230
   Withhold                          --          1          --          --         --          --           7         --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                             --      1,861       1,350         951      1,506         490       2,301      1,554       1,230
====================================================================================================================================

Judith M. Stockdale
   For                       37,752,308      1,860       1,350         951      1,506         490       2,294      1,554       1,230
   Withhold                     348,833          1          --          --         --          --           7         --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                     38,101,141      1,861       1,350         951      1,506         490       2,301      1,554       1,230
====================================================================================================================================

Timothy R. Schwertfeger
   For                               --      1,860       1,350         951      1,506         490       2,294      1,554       1,230
   Withhold                          --          1          --          --         --          --           7         --          --
------------------------------------------------------------------------------------------------------------------------------------
   Total                             --      1,861       1,350         951      1,506         490       2,301      1,554       1,230
====================================================================================================================================

 RATIFICATION OF AUDITORS WAS REACHED AS FOLLOWS:
   For                       37,743,374      1,859       1,349         935      1,498         490       2,294      1,554       1,229
   Against                      129,972          2          --          --         --          --           5         --          --
   Abstain                      227,795         --           1          16          8          --           2         --           1
------------------------------------------------------------------------------------------------------------------------------------
   Total                     38,101,141      1,861       1,350         951      1,506         490       2,301      1,554       1,230
====================================================================================================================================


Report of
      INDEPENDENT AUDITORS








THE BOARDS OF DIRECTORS AND SHAREHOLDERS
NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC.


We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc. and Nuveen Premium Income Municipal Fund 4, Inc. as of October 31, 2001, and the related statements of operations, changes in net assets and the financial highlights for the years indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2001, by correspondence with the custodian and brokers or alternative procedures when broker confirmations were not readily available. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc. and Nuveen Premium Income Municipal Fund 4, Inc. at October 31, 2001, and the results of their operations, changes in their net assets and financial highlights for the years indicated therein in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP


Chicago, Illinois
December 10, 2001


Nuveen Premium Income Municipal Fund, Inc. (NPI)

                            Portfolio of
                                       Investments October 31, 2001


    PRINCIPAL                                                                                 OPTIONAL CALL                   MARKET
 AMOUNT (000)   DESCRIPTION                                                                     PROVISIONS* RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ALABAMA - 0.6%

$       9,050   Alabama 21st Century Authority, Tobacco Settlement Revenue Bonds,               6/10 at 102      Aa1   $   9,743,411
                 Series 2000, 6.125%, 12/01/16

------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.7%

       10,000   Northern Tobacco Securitization Corporation, Alaska, Tobacco                    6/10 at 100      Aa3      10,772,000
                 Settlement Asset-Backed Bonds, Series 2000, 6.500%, 6/01/31

------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 0.6%

        9,225   The Industrial Development Authority of the County of Pima, Arizona,            1/02 at 103      AAA       9,581,177
                 Industrial Development Lease Obligation Refunding Revenue Bonds
                 (Irvington Project), 1988 Series A, 7.250%, 7/15/10

------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.7%

        3,500   Arkansas Development Finance Authority, Drivers License Revenue Bonds           6/07 at 100      AAA       3,616,340
                 (Arkansas State Police - Headquarters and Wireless Data Equipment),
                 Series 1997, 5.400%, 6/01/18

          580   City of Paragould, Arkansas, Water, Sewer and Electric Revenue Bonds,          12/10 at 100      AAA         613,083
                 Series 2000, 5.650%, 12/01/25

        1,000   Sebastian County, Arkansas, Community Junior College District, General          4/09 at 100      AAA       1,081,170
                 Obligation Improvement Bonds, Series 1999, 5.950%, 4/01/29

        5,245   Board of Trustees of the University of Arkansas, Athletic Facilities            9/09 at 100      Aaa       5,308,202
                 Revenue Bonds (Razorback Stadium Project), Series 1999, 5.050%, 9/15/20

------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 7.9%

       10,250   State of California, General Obligation Veterans Welfare Bonds,                12/08 at 101      AAA      10,797,658
                 Series 1997BH, 5.250%, 12/01/12 (Alternative Minimum Tax)

       23,725   State Public Works Board of California, Lease Revenue Refunding Bonds           6/03 at 102      Aa2      24,315,753
                 (The Regents of the University of California), 1993 Series A (Various
                 University of California Projects), 5.500%, 6/01/21

       11,395   State Public Works Board of California, Lease Revenue Bonds                    No Opt. Call       A1      12,684,572
                 (Department of Corrections), 1993 Series E (California State Prison -
                 Madera County II), 5.500%, 6/01/15

       15,420   Los Angeles Convention and Exhibition Center Authority, California,             8/03 at 102      AAA      16,089,382
                 Lease Revenue Bonds, 1993 Refunding Series A, 5.375%, 8/15/18

        1,285   City of Martinez, California, Home Mortgage Revenue Bonds, 1983 Issue A,       No Opt. Call      AAA       1,916,231
                 10.750%, 2/01/16

        4,125   Redevelopment Agency of the City of Moorpark, California, 1993 Tax             10/03 at 102   N/R***       4,515,720
                 Allocation Bonds (Moorpark Redevelopment Project), 6.125%, 10/01/18
                 (Pre-refunded to 10/01/03)

       20,000   City of Pomona, California, Single Family Mortgage Revenue Refunding           No Opt. Call      AAA      26,235,000
                 Bonds (GNMA and FNMA Mortgage-Backed Securities), Series 1990A,
                 7.600%, 5/01/23

        3,000   Sacramento Municipal Utility District, California, Electric Revenue            11/03 at 102      AAA       3,064,980
                 Refunding Bonds, 1993 Series D, 5.250%, 11/15/20

                San Bernardino Joint Powers Financing Authority, California, Tax Allocation
                Refunding Bonds, Series 1995A:
        6,675    5.750%, 10/01/15                                                              10/05 at 102      AAA       7,335,291
       10,000    5.750%, 10/01/25                                                              10/05 at 102      AAA      10,809,000

------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 5.0%

        2,890   Colorado Housing and Finance Authority, Senior Single Family Program            4/10 at 105       AA       3,313,963
                 Bonds, 2000 Series B-2, 7.250%, 10/01/31 (Alternative Minimum Tax)

        4,680   Colorado Housing and Finance Authority, Senior Bonds (Single Family             5/07 at 105      Aa2       4,929,772
                 Program), 1997 Series B-2, 7.000%, 5/01/26 (Alternative Minimum Tax)

        2,955   Colorado Housing and Finance Authority, Senior Bonds (Single Family            11/07 at 105      Aa2       3,230,022
                 Program), 1997 Series C-2, 6.875%, 11/01/28 (Alternative Minimum Tax)

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991D:
        9,450    7.750%, 11/15/13 (Alternative Minimum Tax)                                    No Opt. Call        A      11,806,452
        1,725    7.750%, 11/15/21 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)         11/01 at 102      Aaa       1,763,192
        6,590    7.750%, 11/15/21 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)         11/01 at 102     A***       6,735,573






    PRINCIPAL                                                                                 OPTIONAL CALL                   MARKET
 AMOUNT (000)   DESCRIPTION                                                                     PROVISIONS* RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                COLORADO (continued)

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992B:
$         715    7.250%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)         11/02 at 102      Aaa   $     766,058
        2,785    7.250%, 11/15/23 (Alternative Minimum Tax)                                    11/02 at 102        A       2,955,108

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992C:
        1,830    6.750%, 11/15/22 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)         11/02 at 102      Aaa       1,951,713
        6,870    6.750%, 11/15/22 (Alternative Minimum Tax)                                    11/02 at 102        A       7,254,789

       19,810   City and County of Denver, Colorado, Excise Tax Revenue Bonds                   3/11 at 100      AAA      21,002,562
                 (Colorado Convention Center Project), Series 2001A, 5.500%, 9/01/18

       13,505   City and County of Denver, Colorado, Special Facilities Airport Revenue        10/02 at 102      BB-       9,295,086
                 Bonds (United Air Lines Inc. Project), Series 1992A, 6.875%, 10/01/32
                 (Alternative Minimum Tax)

          368   El Paso County, Colorado, Single Family Mortgage Revenue Tax-Exempt            No Opt. Call                  398,977
                 Refunding Bonds, Series 1992A (Class A-2), 8.750%, 6/01/11

------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.1%

        1,930   State of Connecticut, General Obligation Bonds, Series 2001C,                  No Opt. Call       AA       2,159,149
                 5.500%, 12/15/16

------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 3.1%

        9,505   District of Columbia, Washington, D.C., General Obligation Bonds,              No Opt. Call      AAA      10,979,701
                 Series 1998B, 6.000%, 6/01/20

       14,800   District of Columbia Housing Finance Agency, Collateralized Single             12/04 at 103      AAA      15,337,388
                 Family Mortgage Revenue Bonds, Series 1988E-4, 6.375%, 6/01/26
                 (Alternative Minimum Tax)

       10,350   District of Columbia, Revenue Bonds (Association of American Medical            8/07 at 102      AAA      10,606,473
                 Colleges Issue), Series 1997A, 5.375%, 2/15/27

       16,665   District of Columbia, University Revenue Bonds (Georgetown University       4/11 at 29 7/32      AAA       2,924,208
                 Issue), Series 2001A, 0.000%, 4/01/32

        5,370   District of Columbia, Tobacco Settlement Financing Corporation, Tobacco        No Opt. Call       A1       6,025,409
                 Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33

------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 1.0%

        9,290   Department of Transportation, State of Florida, Right-of-Way Acquisition        7/05 at 101      AAA      10,326,207
                 and Bridge Construction Bonds (Full Faith and Credit), Series 1995,
                 5.800%, 7/01/21 (Pre-refunded to 7/01/05)

        5,000   Health Facilities Authority, Orange County, Florida, Hospital Revenue          11/10 at 101       A-       5,358,850
                 Bonds (Adventist Health System/Sunbelt Obligated Group), Series 2000,
                 6.500%, 11/15/30

------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 0.6%

        4,560   Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue       No Opt. Call      AAA       5,428,498
                 Bonds, Refunding Series P, 6.250%, 7/01/20

        2,750   Savannah Housing Authority, Georgia, GNMA Collateralized Mortgage               5/08 at 103      Aaa       2,926,220
                 Revenue Bonds (Plantation Oak), Refunding Series 2000, 6.350%, 11/20/39

------------------------------------------------------------------------------------------------------------------------------------
                IDAHO - 0.3%

        5,000   Boise City, Idaho, Airport Revenue Certificates of Participation, Series 2000,  9/10 at 100      Aaa       5,163,750
                 5.500%, 9/01/25 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 7.6%

       10,000   City of Chicago, Illinois, General Obligation Bonds, Project and Refunding      1/11 at 101      AAA       9,870,800
                 Series 2001A, 5.000%, 1/01/31

        9,220   Chicago School Reform Board of Trustees of the Board of Education,             12/07 at 102      AAA       9,359,038
                 Illinois, Dedicated Tax Revenue Bonds (General Obligation - Unlimited
                 Tax), Series 1997A, 5.250%, 12/01/27

        9,000   City of Chicago, Illinois, Chicago O'Hare International Airport, Special       No Opt. Call       B2       6,338,700
                 Facility Revenue Bonds (United Air Lines, Inc. Project), Series 2001A,
                 6.375%, 11/01/35 (Alternative Minimum Tax) (Mandatory put 5/01/13)

        6,280   City of Chicago, Illinois, Chicago O'Hare International Airport,                1/04 at 102      AAA       6,280,754
                 General Airport Second Lien Revenue Refunding Bonds, 1993 Series C,
                 5.000%, 1/01/18

        2,885   City of Chicago, Illinois, Collateralized Single Family Mortgage Revenue        3/06 at 105      Aaa       3,236,278
                 Bonds, Series 1996-A, 7.000%, 9/01/27 (Alternative Minimum Tax)

        5,710   City of Chicago, Illinois, Collateralized Single Family Mortgage Revenue        9/07 at 105      Aaa       6,175,708
                 Bonds, Series 1997-B, 6.950%, 9/01/28 (Alternative Minimum Tax)

        5,650   The County of Cook, Illinois, General Obligation Bonds, Series 1993A,          11/03 at 100      AAA       5,616,270
                 5.000%, 11/15/23

        8,740   Illinois Development Finance Authority, Pollution Control Refunding             2/04 at 102      AAA       8,989,440
                 Revenue Bonds (Illinois Power Company Project), 1994 Series A,
                 5.700%, 2/01/24


                                    Nuveen Premium Income Municipal Fund, Inc. (NPI) (continued)

                                    Portfolio of Investments October 31, 2001




    PRINCIPAL                                                                                 OPTIONAL CALL                   MARKET
 AMOUNT (000)   DESCRIPTION                                                                     PROVISIONS* RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ILLINOIS (continued)

$       8,500   Illinois Educational Facilities Authority, Revenue Refunding Bonds              7/03 at 102      Aa1   $   8,693,715
                 (The University of Chicago), Series 1993B, 5.600%, 7/01/24

        5,015   Illinois Health Facilities Authority, Revenue Bonds (Highland Park             10/02 at 102      AAA       5,299,702
                 Hospital Project), Series 1992, 6.200%, 10/01/22

        1,500   Illinois Health Facilities Authority, Revenue Bonds (Highland Park             10/07 at 102      AAA       1,712,445
                 Hospital Project), Series 1997A, 5.750%, 10/01/26

       13,545   Illinois Health Facilities Authority, Revenue Bonds (Sherman Health             8/07 at 101      AAA      13,372,437
                 Systems), Series 1997, 5.250%, 8/01/27

        5,000   Illinois Health Facilities Authority, Revenue Bonds (Edward Hospital            2/11 at 101      AAA       5,013,000
                 Obligation Group), Series 2001B, 5.250%, 2/15/34

        9,200   Metropolitan Pier and Exposition Authority, Illinois, McCormick Place          12/09 at 101      AAA       9,593,208
                 Expansion Project Bonds, Series 1999A, 5.500%, 12/15/24

        3,000   Metropolitan Pier and Exposition Authority, Illinois, McCormick Place          No Opt. Call      AAA       3,888,150
                 Hospitality Facilities Revenue Bonds, Series 1996A, 7.000%, 7/01/26

        4,925   Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry           No Opt. Call      AAA       6,103,897
                 and Will Counties, Illinois, General Obligation Bonds, Series 1992A,
                 9.000%, 6/01/06

          785   Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry           No Opt. Call      AAA         972,905
                 and Will Counties, Illinois, General Obligation Bonds, Series 1992B,
                 9.000%, 6/01/06

        3,000   Upper Illinois River Valley Development Authority, Healthcare Facilities       12/11 at 101     BBB+       3,112,260
                 Revenue Bonds (Morris Hospital), Series 2001, 6.625%, 12/01/31

------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 1.9%

        4,300   Indiana State Office Building Commission, Correctional Facilities Program       7/05 at 102      AAA       4,422,808
                 Revenue Bonds, Series 1995A, 5.500%, 7/01/20

        8,000   Metropolitan School District of Steuben County, Indiana, First Mortgage         7/05 at 102      AAA       9,130,240
                 Bonds (Middle School Building Corporation), Series 1995,
                 6.375%, 7/15/16 (Pre-refunded to 7/15/05)

        7,965   Wawasee Community School Corporation, Indiana, First Mortgage Bonds             1/12 at 101      AA-       8,532,188
                 (New Elementary and Remodeling Building Corporation), Series 2000,
                 5.750%, 1/15/20

        5,300   Whitley County, Columbia City, Indiana, First Mortgage Bonds (Middle            1/04 at 102      AAA       5,818,340
                 School Building Corporation), Series 1994, 6.250%, 7/15/15
                 (Pre-refunded to 1/15/04)

------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.5%

                City of Des Moines, Iowa, General Obligation Bonds, Series 2000D:
        1,215    5.750%, 6/01/17                                                                6/08 at 100      AAA       1,299,588
        1,410    5.800%, 6/01/18                                                                6/08 at 100      AAA       1,507,008

        3,000   Iowa Finance Authority, Private College Refunding Revenue Bonds                12/05 at 102      AAA       3,119,670
                 (Drake University Project), Series 1996, 5.400%, 12/01/16

        5,140   Iowa Finance Authority, Variable Rate Demand Industrial Revenue                 7/14 at 100      AAA       7,212,962
                 Refunding Bonds (Urbandale Hotel Corporation Project), 1989 Series A
                 (Remarketed), 8.500%, 8/01/16 (Alternative Minimum Tax)
                 (Pre-refunded to 7/15/14)

                Iowa Finance Authority, GNMA Guaranteed Mortgage Revenue Bonds
                (Abbey Healthcare), Series 2001:
        2,795    6.150%, 9/20/31 (WI, settling 12/21/01)                                    9/10 at 103 1/2      Aaa       3,048,059
        5,655    6.250%, 9/20/42 (WI, settling 12/21/01)                                    9/10 at 103 1/2      Aaa       6,206,419

------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.4%

        6,000   Sedgwick County, Kansas and Shawnee County, Kansas, Single Family               6/08 at 105      Aaa       6,707,280
                 Mortgage Revenue Bonds (Mortgaged-Backed Securities Program),
                 1998 Series A1, 6.500%, 12/01/22 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 1.8%

        2,785   Louisiana Housing Finance Agency, Single Family Mortgage Revenue Bonds          9/09 at 101      Aaa       3,222,384
                 (Home Ownership Program), Series 2000A, 7.450%, 12/01/31
                 (Alternative Minimum Tax)

       11,860   Louisiana Stadium and Exposition District, Hotel Occupancy Tax Bonds,           7/05 at 102      AAA      13,521,230
                 Series 1995-B, 6.375%, 7/01/25

        7,660   Louisiana Public Facilities Authority, Extended Care Facilities                No Opt. Call      BBB       9,791,548
                 Revenue Bonds (Comm-Care Corporation Project), Series 1994,
                 11.000%, 2/01/14

------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 0.3%

        3,600   Housing Opportunities Commission of Montgomery County, Maryland,                7/10 at 100      Aaa       3,828,672
                 Multifamily Housing Development Bonds, Series 2000B, 6.200%,
                 7/01/30 (Alternative Minimum Tax)



    PRINCIPAL                                                                                 OPTIONAL CALL                   MARKET
 AMOUNT (000)   DESCRIPTION                                                                     PROVISIONS* RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MASSACHUSETTS - 4.7%

$      10,000   Massachusetts Bay Transportation Authority, Assessment Bonds,                   7/10 at 100      AAA   $  10,191,000
                 2000 Series A, 5.250%, 7/01/30

       13,000   The Commonwealth of Massachusetts, General Obligation Bonds                     6/10 at 100   Aa2***      15,113,670
                 (Consolidated Loan of 2000), Series B, 6.000%, 6/01/16
                 (Pre-refunded to 6/01/10)

        4,790   Massachusetts Development Finance Agency, Assisted Living Facility              9/10 at 105      AAA       5,788,955
                 Revenue Bonds (The Monastery at West Springfield Project) (GNMA
                 Collateralized), Series 1999A, 7.625%, 3/20/41 (Alternative Minimum Tax)

        2,795   Massachusetts Industrial Finance Agency, Resource Recovery Revenue              1/02 at 103      N/R       2,885,306
                 Bonds (Semass Project), Series 1991B, 9.250%, 7/01/15
                 (Alternative Minimum Tax)

        2,825   Massachusetts Industrial Finance Agency, Resource Recovery Revenue             12/08 at 102      BBB       2,834,294
                 Refunding Bonds (Ogden Haverhill Project), Series 1998A, 5.450%,
                 12/01/12 (Alternative Minimum Tax)

       14,750   Massachusetts Industrial Finance Agency, General Obligation Bonds               7/07 at 102      AAA      15,021,843
                 (Suffolk University), Series 1997, 5.250%, 7/01/27

        8,750   Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue           1/11 at 100      AAA       8,994,038
                 Bonds, Series 2001A, 5.850%, 7/01/35 (Alternative Minimum Tax)

        8,800   Massachusetts Water Resources Authority, General Revenue Bonds,                 7/02 at 100      Aaa       9,016,040
                 1992 Series A, 5.500%, 7/15/22 (Pre-refunded to 7/15/02)

------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 3.3%

        4,000   School District of the City of Detroit, Wayne County, Michigan, School          5/03 at 102      AAA       4,127,280
                 Building and Site Improvement and Refunding Bonds (General
                 Obligation - Unlimited Tax), Series 1993, 5.400%, 5/01/13

       10,550   City of Detroit, Michigan, Sewage Disposal System Revenue Refunding             7/05 at 100      AAA      10,527,529
                 Bonds, Series 1995-B, 5.000%, 7/01/25

                Hudsonville Public Schools, Counties of Ottawa and Allegan,
                Michigan, 1997 School Building and Site and Refunding Bonds
                (General Obligation - Unlimited Tax):
       10,510    5.150%, 5/01/22                                                                5/08 at 100      AAA      10,620,986
        8,045    5.150%, 5/01/27                                                                5/08 at 100      AAA       8,111,291

        9,625   Livonia Public School District, County of Wayne, Michigan, 1993                 5/03 at 102      AAA       9,828,858
                 Refunding Bonds (General Obligation - Unlimited Tax), 5.500%, 5/01/21

        6,600   Michigan State Housing Development Authority, Limited Obligation                7/07 at 102      AAA       6,718,008
                 Multifamily Mortgage Revenue Refunding Bonds (Forest Hills Regency
                 Square Project), Series 1999A, 5.750%, 7/01/29

------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 2.6%

                City of Eden Prairie, Minnesota, Multifamily Housing Revenue
                Bonds (GNMA Collateralized Mortgage Loan - Rolling Hills
                Project), Series 2001A:
        1,000    6.150%, 8/20/31                                                                8/11 at 105      Aaa       1,104,680
        2,000    6.200%, 2/20/43                                                                8/11 at 105      Aaa       2,216,980

        2,310   The Minneapolis/St. Paul Housing Finance Board, Minnesota, Single              11/04 at 102      AAA       2,419,194
                 Family Mortgage Revenue Bonds (Minneapolis/St. Paul Family Housing
                 Program, Phase X, FNMA and GNMA Mortgage-Backed Securities
                 Program), Series 1994, 7.500%, 11/01/27 (Alternative Minimum Tax)

        3,000   Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota,               1/08 at 101      AAA       2,975,340
                 Airport Revenue Bonds, Series 1998A, 5.000%, 1/01/22

        5,000   Minnesota Agricultural and Economic Development Board, Healthcare              11/07 at 102      AAA       5,271,000
                 System Revenue Bonds (Fairview Hospital and Healthcare Services),
                 Series 1997A, 5.750%, 11/15/26

       20,310   The Housing and Redevelopment Authority of the City of St. Paul,               11/15 at 103      AAA      25,205,116
                 Minnesota, Sales Tax Revenue Refunding Bonds (Civic Center Project),
                 Series 1996, 7.100%, 11/01/23

          211   Housing and Redevelopment Authority of the City of St. Paul, Minnesota,        No Opt. Call      Aaa         224,388
                 Single Family Mortgage Revenue Bonds, Refunding Series 1991-B,
                 7.250%, 9/01/11

------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 3.7%

        6,590   Missouri Housing Development Commission, Single Family Mortgage                 3/07 at 105      AAA       7,279,907
                 Revenue Bonds (Homeownership Loan Program), 1996 Series C,
                 7.450%, 9/01/27 (Alternative Minimum Tax)

                Health and Educational Facilities Authority, Missouri, Revenue
                Bonds (SSM Health Care), Series 2001A:
        3,000    5.250%, 6/01/21                                                                6/11 at 101      AAA       3,067,110
       14,150    5.250%, 6/01/28                                                                6/11 at 101      AAA      14,380,362

       16,085   Missouri Housing Development Commission, Single Family Mortgage                 3/09 at 103      AAA      17,599,564
                 Revenue Bonds (Homeownership Loan Program), 1999 Series B-1,
                 6.700%, 9/01/30 (Alternative Minimum Tax)

       11,120   Francis Howell School District, St. Charles County, Missouri, General          No Opt. Call      AAA      13,296,295
                 Obligation Refunding Bonds, Series 1994A, 7.800%, 3/01/08


                                    Nuveen Premium Income Municipal Fund, Inc. (NPI) (continued)

                                    Portfolio of Investments October 31, 2001




    PRINCIPAL                                                                                 OPTIONAL CALL                   MARKET
 AMOUNT (000)   DESCRIPTION                                                                     PROVISIONS* RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                NEVADA - 4.9%

$      15,000   Southern Nevada Water Authority, Clark County, Nevada, General                  6/11 at 100      AAA   $  15,299,250
                 Obligation Bond Bank Loan, Series 2001, 5.250%, 6/01/26

       14,810   Clark County School District, Nevada, General Obligation Bonds,                No Opt. Call      AAA      15,699,637
                 Series 2001F, 5.500%, 6/15/18

       12,000   Director of the State of Nevada, Department of Business and Industry,           1/10 at 100      AAA      12,245,400
                 Revenue Bonds (Las Vegas Monorail Project), 1st Tier Series 2000,
                 5.375%, 1/01/40

       29,410   Colorado River Commission, State of Nevada, Revenue Supported Bonds             7/04 at 101       AA      30,134,368
                 (General Obligation - Limited Tax), Series 1994, 5.500%, 7/01/27

------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 1.5%

        9,115   New Hampshire Housing Finance Authority, Single Family Mortgage                 7/03 at 102      Aa3       9,284,630
                 Revenue Bonds, 1993 Series B, 6.050%, 7/01/25

        6,500   Business Finance Authority of the State of New Hampshire, Pollution            10/03 at 102       A3       6,536,790
                 Control Refunding Revenue Bonds (The United Illuminating Company
                 Project), 1993 Series A, 5.875%, 10/01/33

        6,120   New Hampshire Housing Finance Authority, Single Family Mortgage                 7/06 at 102      Aa2       6,475,082
                 Acquisition Revenue Bonds, 1996 Series B, 6.400%, 1/01/27
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 3.4%

       10,000   Delaware River Port Authority, New Jersey and Pennsylvania, Port                1/10 at 100      AAA      10,645,100
                 District Project Bonds, 1999 Series B, 5.625%, 1/01/26

       10,000   The Essex County Improvement Authority, New Jersey, General                    10/10 at 100      Aaa      11,134,000
                 Obligation Guaranteed Lease Revenue Bonds (County Correctional
                 Facility Project), Series 2000, 6.000%, 10/01/25

       15,000   New Jersey Housing and Mortgage Finance Agency, Home Buyer                 10/07 at 101 1/2      AAA      15,756,450
                 Revenue Bonds, 1997 Series U, 5.850%, 4/01/29
                 (Alternative Minimum Tax)

       11,500   New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 2000A,           No Opt. Call      AAA      13,425,560
                 6.000%, 1/01/14

------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 0.8%

        2,385   New Mexico Mortgage Finance Authority, Single Family Mortgage                   7/02 at 102      AAA       2,448,846
                 Purchase Refunding Senior Bonds, 1992 Series A-2, 6.900%, 7/01/24

        2,760   Mew Mexico Mortgage Finance Authority, Single Family Mortgage               3/10 at 102 1/2      AAA       3,170,660
                 Program Bonds, 2000 Series D-2, 6.850%, 9/01/31
                 (Alternative Minimum Tax)

        5,585   Santa Fe County, New Mexico, Correctional System Revenue Bonds,                No Opt. Call      AAA       6,544,671
                 Series 1997, 6.000%, 2/01/27

------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 6.4%

       15,500   Erie Tobacco Asset Securitization Corporation, New York, Tobacco                7/10 at 101       A1      16,537,880
                 Settlement Asset-Backed Bonds, Series 2000 (Senior), 6.250%, 7/15/40

       13,700   Long Island Power Authority, New York, Electric System General                  6/08 at 101       A-      13,779,323
                 Revenue Bonds, Series 1998A, 5.250%, 12/01/26

       10,000   New York Counties Tobacco Trust I, Tobacco Settlement Pass-through              6/10 at 101       A1      10,922,000
                 Bonds, Series 2000, 6.500%, 6/01/35

       10,000   The City of New York, New York, General Obligation Bonds, Fiscal 1996       2/06 at 101 1/2        A      10,929,200
                 Series G, 5.750%, 2/01/07

                The City of New York, New York, General Obligation Bonds, Fiscal
                1997 Series G:
          100    6.000%, 10/15/26 (Pre-refunded to 10/15/07)                                   10/07 at 101      Aaa         116,521
        5,900    6.000%, 10/15/26                                                              10/07 at 101        A       6,274,237

                The City of New York, New York, General Obligation Bonds, Fiscal
                1991 Series B:
        6,020    9.500%, 6/01/03                                                               No Opt. Call     A***       6,701,464
        1,480    9.500%, 6/01/03                                                               No Opt. Call        A       1,633,802

       16,000   New York City, New York, Municipal Water Finance Authority, Water and           6/06 at 101      AAA      17,569,760
                 Sewer System Revenue Bonds, Fiscal 1996 Series B, 5.750%, 6/15/26

        2,000   Dormitory Authority of the State of New York, Revenue Bonds                     7/06 at 102      AAA       2,059,960
                 (Department of Health Issue), Series 1996, 5.500%, 7/01/25

        4,000   New York State Energy Research and Development Authority, Facilities            3/03 at 102       A+       4,119,840
                 Revenue Bonds (Consolidated Edison Company of New York, Inc.
                 Project), Series 1993A, 6.000%, 3/15/28 (Alternative Minimum Tax)

        4,310   New York State Medical Care Facilities Finance Agency, Hospital and             2/04 at 102      AAA       4,603,683
                 Nursing Home FHA-Insured Mortgage Revenue Bonds, 1993 Series B,
                 5.500%, 2/15/22

------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 0.8%

        9,650   Dickinson, North Dakota, Healthcare Facilities Revenue Bonds (BHS Long          2/10 at 102       AA      11,460,726
                 Term Care Inc.), Series 1990, 7.625%, 2/15/20






    PRINCIPAL                                                                                 OPTIONAL CALL                   MARKET
 AMOUNT (000)   DESCRIPTION                                                                     PROVISIONS* RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                OHIO - 1.8%

$       4,265   County of Franklin, Ohio, Hospital Improvement Revenue Bonds (The               5/11 at 101      Aaa   $   4,420,630
                 Children's Hospital Project), Series 2001, 5.500%, 5/01/28

       12,360   State of Ohio, Turnpike Revenue Bonds (Issued by the Ohio Turnpike              2/04 at 102      Aaa      13,457,939
                 Commission), 1994 Series A, 5.750%, 2/15/24 (Pre-refunded to 2/15/04)

        2,000   County of Richland, Ohio, Hospital Facilities Revenue Refunding Bonds          11/10 at 101       A-       2,126,000
                 (MedCentral Health System Obligated Group), Series 2000A,
                 6.125%, 11/15/16

        7,000   City of Steubenville, Ohio, Hospital Facilities Revenue Refunding and          10/10 at 100       A3       7,464,870
                 Improvement Bonds (Trinity Health System), Series 2000,
                 6.500%, 10/01/30

------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 3.5%

       12,875   Allegheny County Hospital Development Authority, Pennsylvania, Health          11/02 at 100      AAA      13,408,154
                 Center Revenue Bonds (Presbyterian University Health System, Inc.
                 Project), Series 1992A, 6.250%, 11/01/23 (Pre-refunded to 11/01/02)

       14,650   Delaware Valley Regional Finance Authority, Counties of Bucks, Chester,        No Opt. Call      AAA      16,018,457
                 Delaware and Montgomery, Pennsylvania, Local Government Revenue
                 Bonds, 1998 Series A, 5.500%, 8/01/28

       10,000   Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue            10/03 at 102      AA+      10,197,700
                 Bonds, Series 1993-37A, 5.450%, 10/01/17

        8,405   Redevelopment Authority of the City of Philadelphia, Pennsylvania,              4/08 at 103      N/R       7,939,615
                 Multifamily Housing Mortgage Revenue Bonds (Cricket Court Commons
                 Project), Series 1998A, 6.200%, 4/01/25 (Alternative Minimum Tax)

        5,295   The School District of Philadelphia, Pennsylvania, General Obligation           9/05 at 101      AAA       5,451,203
                 Bonds, Series 1995B, 5.500%, 9/01/25

------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 0.4%

        5,250   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series X,            7/05 at 100       A-       5,365,658
                 5.500%, 7/01/25

------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 0.7%

       10,000   Rhode Island Housing and Mortgage Finance Corporation, Homeownership           10/09 at 100      AA+      10,264,800
                 Opportunity Bonds, Series 35-A, 5.800%, 10/01/32 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 0.9%

       12,500   Tobacco Settlement Revenue Management Authority, South Carolina,                5/11 at 101       A1      13,370,875
                 Tobacco Settlement Asset-Backed Bonds, Series 2001B, 6.375%, 5/15/28

------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 11.2%

       10,305   Alliance Airport Authority, Inc., Texas, Special Facilities Revenue Bonds      12/01 at 101       BB      10,045,314
                 (American Airlines, Inc. Project), Series 1990, 7.500%, 12/01/29
                 (Alternative Minimum Tax)

        3,289   Austin Housing Finance Corporation, Texas, Multifamily Housing Revenue         12/10 at 105      Aaa       3,789,948
                 Bonds (GNMA Collateralized Mortgage Loan - Fairway Village Project),
                 Series 2000A, 7.375%, 6/20/35 (Alternative Minimum Tax)

        5,025   Clear Creek Independent School District, Galveston and Harris Counties,         2/10 at 100      AAA       5,587,197
                 Texas, Unlimited Tax Schoolhouse and Refunding Bonds, Series 2000,
                 6.000%, 2/15/16

        2,925   Harlingen Housing Finance Corporation, Texas, Single Family Mortgage            9/10 at 105      AAA       3,249,675
                 Revenue Bonds, Series 2000A, 6.700%, 9/01/33 (Alternative
                 Minimum Tax)

       20,000   Houston Sports Authority, Harris County, Texas, Junior Lien Revenue            11/11 at 100      AAA      20,162,600
                 Refunding Bonds, Series 2001B, 5.250%, 11/15/40

       15,000   Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds,            8/04 at 102      AAA      15,670,350
                 Series 1994, 5.300%, 8/15/13

                Harris County Hospital District, Texas, Refunding Revenue Bonds,
                Series 1990:
        4,205    7.400%, 2/15/10                                                               No Opt. Call      AAA       4,925,863
        6,670    7.400%, 2/15/10                                                               No Opt. Call      AAA       7,948,973

       15,000   Housing Finance Corporation, Harris County, Texas, Multifamily Housing         12/10 at 105      N/R      15,526,500
                 Bonds (Coolwood Oaks and Haverstock Hill Apartments), Series A,
                 8.250%, 12/01/31

       19,125   Harris County, Texas, Hospital District, Refunding Revenue Bonds,               8/10 at 100      AAA      21,150,529
                 Series 2000, 6.000%, 2/15/15

        1,343   Heart of Texas Housing Finance Corporation, Multifamily Housing                 9/10 at 105      Aaa       1,547,270
                 Revenue Bonds (GNMA Collateralized Mortgage Loan - Parkside
                 Village Project), Series 2000A, 7.400%, 9/20/35 (Alternative Minimum Tax)

        6,000   City of Houston, Texas, General Obligation Public Improvement Bonds,            3/11 at 100      AAA       6,417,300
                 Series 2001B, 5.500%, 3/01/15 (WI, settling 12/13/01)

        9,250   City of Houston, Texas, Airport System Subordinate Lien Revenue Bonds,          7/10 at 100      AAA       9,554,973
                 Series 2000B, 5.500%, 7/01/30


                                    Nuveen Premium Income Municipal Fund, Inc. (NPI) (continued)

                                    Portfolio of Investments October 31, 2001




    PRINCIPAL                                                                                 OPTIONAL CALL                   MARKET
 AMOUNT (000)   DESCRIPTION                                                                     PROVISIONS* RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TEXAS (continued)

$       4,000   Health Facilities Development Corporation, Tarrant County, Texas, Hospital     11/10 at 101       A-   $   4,247,240
                 Revenue Bonds (Adventist Health System/Sunbelt Obligated Group),
                 Series 2000, 6.700%, 11/15/30

       12,020   Health Facilities Development Corporation, Tarrant County, Texas,              12/10 at 105      Aaa      14,548,046
                 Mortgage Revenue Bonds (GNMA Collateralized Mortgage Loan -
                 Eastview Nursing Home, Ebony Lake Nursing Center, Ft. Stockton
                 Nursing Center, Lynnhaven Nursing Center and Mission Oaks Manor),
                 Series 2000A-1, 7.625%, 12/20/32

       10,000   Board of Regents of the Texas A&M University, Texas, Revenue Financing          5/09 at 100      AAA      10,390,700
                 System Bonds, Series 1999, 5.550%, 5/15/29

       13,030   Texas Department of Housing and Community Affairs, Residential                  1/09 at 101      AAA      12,983,483
                 Mortgage Revenue Bonds, Series 1998A, 5.350%, 7/01/30 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.5%

        7,450   Utah Housing Finance Agency, Single Family Mortgage Bonds, 1997             7/07 at 101 1/2      AAA       7,653,609
                 Series F, 5.750%, 7/01/28 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                VERMONT - 0.9%

       12,510   Vermont Housing Finance Agency, Single Family Housing Bonds, Series 9,      6/07 at 101 1/2      AAA      12,916,325
                 5.900%, 5/01/29 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.4%

        5,000   City of Virginia Beach Development Authority, Virginia, Multifamily            10/14 at 100      N/R       5,048,950
                 Residential Rental Housing Revenue Bonds (Mayfair I and Mayfair II
                 Apartments Project), Series 1999, 7.500%, 10/01/39

        1,000   Virginia Housing Development Authority, Commonwealth Mortgage                   1/02 at 100      AA+       1,003,800
                 Bonds, 1987 Series C (Subseries C-7), 8.375%, 1/01/28 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 11.4%

                Public Utility District No.1 of Chelan County, Washington,
                Chelan Hydro Consolidated System Revenue Bonds, Series 1997A:
       11,820    5.650%, 7/01/32 (Alternative Minimum Tax) (Optional put 7/01/09)               7/07 at 102       AA      11,926,498
                 (Mandatory put 7/01/24)
        8,000    5.650%, 7/01/32 (Alternative Minimum Tax) (Optional put 7/01/09)               7/07 at 102       AA       8,061,120
                 (Mandatory put 7/01/27)

        5,000   Snohomish County, Washington, General Obligation - Limited Tax Bonds,          12/11 at 100      AAA       5,080,000
                 Series 2001, 5.250%, 12/01/26

        6,360   Public Utility District No. 1 of Snohomish County, Washington,                  1/03 at 100      AAA       6,524,788
                 Generation System Revenue Bonds, Series 1993, 5.500%, 1/01/14

        4,750   Washington Healthcare Facilities Authority, Revenue Bonds (Swedish             11/08 at 101      Aaa       4,731,713
                 Health Services), Series 1998, 5.125%, 11/15/22

       11,000   Washington Healthcare Facilities Authority, Revenue Bonds (Harrison             8/13 at 102      AAA      10,681,440
                 Memorial Hospital), Series 1998, 5.000%, 8/15/28

       12,950   Washington Public Power Supply System, Nuclear Project No. 1                    7/03 at 102      AAA      13,412,056
                 Refunding Revenue Bonds, Series 1993A, 5.700%, 7/01/17

       29,870   Washington Public Power Supply System, Nuclear Project No. 1                    7/03 at 102      AAA      31,501,798
                 Refunding Revenue Bonds, Series 1993B, 5.600%, 7/01/15

                Washington Public Power Supply System, Nuclear Project No. 2
                Refunding Revenue Bonds, Series 1993A:
       10,775    5.750%, 7/01/12 (Pre-refunded to 7/01/03)                                      7/03 at 102   Aa1***      11,598,533
        3,665    5.750%, 7/01/12                                                                7/03 at 102      Aa1       3,819,150

        6,770   Washington Public Power Supply System, Nuclear Project No. 2                    7/03 at 102   Aa1***       7,273,683
                 Refunding Revenue Bonds, Series 1993B, 5.625%, 7/01/12
                 (Pre-refunded to 7/01/03)

       14,500   Washington Public Power Supply System, Nuclear Project No. 2                    7/08 at 102      Aa1      15,178,890
                 Refunding Revenue Bonds, Series 1998A, 5.000%, 7/01/12

       22,880   Washington Public Power Supply System, Nuclear Project No. 3                    7/03 at 102      Aa1      23,716,950
                 Refunding Revenue Bonds, Series 1993C, 5.375%, 7/01/15

        9,350   Washington Public Power Supply System, Nuclear Project No. 3                    7/07 at 102      Aa1       9,662,010
                 Refunding Revenue Bonds, Series 1997A, 5.250%, 7/01/15

        7,775   Washington Public Power Supply System, Nuclear Project No. 3                    7/08 at 102      Aa1       7,861,220
                 Refunding Revenue Bonds, Series 1998A, 5.125%, 7/01/18









    PRINCIPAL                                                                                 OPTIONAL CALL                   MARKET
 AMOUNT (000)   DESCRIPTION                                                                     PROVISIONS* RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WEST VIRGINIA - 1.0%

$      15,000   West Virginia Housing Development Fund, Housing Finance Bonds,                  5/02 at 102      AAA  $   15,405,900
                 1992 Series D, 7.050%, 11/01/24
------------------------------------------------------------------------------------------------------------------------------------

$   1,409,381   Total Investments (cost $1,402,180,566) - 98.9%                                                        1,482,733,362
=============-----------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 0.4%

        1,000   Lancaster County Hospital Authority, Nebraska, Health Facilities                                A-1+      1,000,000
                 Revenue Bonds (Immanuel Health System), Variable Rate Demand
                 Bonds, Series A, 2.050%, 7/01/30+

        1,000   Moffat County, Colorado, Pollution Control Revenue Refunding Bonds                            VMIG-1       1,000,000
                 (PacifiCorp Projects), Variable Rate Demand Bonds, Series 1994,
                 2.000%, 5/01/13+

        4,175   Nebraska Educational Finance Authority, Revenue Refunding Bonds                               VMIG-1       4,175,000
                 (Creighton University Project), Variable Rate Demand Bonds,
                 Series 2001, 2.000%, 8/01/31+
------------------------------------------------------------------------------------------------------------------------------------

$       6,175   Total Short-Term Investments (cost $6,175,000)                                                             6,175,000
=============-----------------------------------------------------------------------------------------------------------------------

                Other Assets Less Liabilities - 0.7%                                                                      10,363,875
                --------------------------------------------------------------------------------------------------------------------

                Net Assets - 100%                                                                                     $1,499,272,237
                ====================================================================================================================







                       * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices at later dates.

                      ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                     *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S.
                            Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                       + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                     N/R    Investment is not rated.

                     (WI)   Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                            Nuveen Premium Income Municipal Fund 2, Inc. (NPM)

                            Portfolio of
                                       Investments October 31, 2001





    PRINCIPAL                                                                                 OPTIONAL CALL                   MARKET
 AMOUNT (000)   DESCRIPTION                                                                     PROVISIONS* RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALASKA - 0.4%

$       3,500   Anchorage Parking Authority, Alaska, Lease Revenue Refunding Bonds             12/02 at 102    A+***   $   3,739,995
                 (5th Avenue Garage Project), Series 1993, 6.750%, 12/01/08
                 (Pre-refunded to 12/01/02)

          295   City of Valdez, Alaska, Home Mortgage Revenue Refunding Bonds,                  8/02 at 102       A1         304,077
                 1992 Series, 7.900%, 2/01/10
------------------------------------------------------------------------------------------------------------------------------------
                ARIZONA - 2.5%

        2,850   The Industrial Development Authority of the County of Maricopa, Arizona,        1/07 at 102      AAA       3,260,315
                 Multifamily Housing Revenue Bonds (Place Five and the Greenery
                 Apartments Projects), Series 1996A, 6.625%, 1/01/27

                The Industrial Development Authority of the County of Mohave, Arizona,
                Hospital System Revenue Refunding Bonds (Medical Environments, Inc.
                and Phoenix Baptist Hospital and Medical Center Inc.), Series 1993:
        3,965    6.250%, 7/01/03                                                               No Opt. Call      Aaa       4,143,465
        3,000    6.750%, 7/01/08 (Pre-refunded to 7/01/03)                                      7/03 at 102      Aaa       3,278,070

        9,000   City of Phoenix, Arizona, Wastewater System Lease Revenue Bonds                 7/03 at 102      AAA       9,747,450
                 (Civic Improvement Corporation), Series 1993, 6.125%, 7/01/14
                 (Pre-refunded to 7/01/03)

        4,005   The Industrial Development Authority of the County of Pima, Arizona,            1/02 at 103      AAA       4,159,633
                 Industrial Development Lease Obligation Refunding Revenue Bonds
                 (Irvington Project), 1988 Series A, 7.250%, 7/15/10
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 12.1%

                California Educational Facilities Authority, Revenue Bonds (Loyola
                Marymount University), Series 2001A Refunding:
        3,255    0.000%, 10/01/23                                                              No Opt. Call      Aaa       1,037,629
        5,890    0.000%, 10/01/24                                                              No Opt. Call      Aaa       1,774,245
        7,615    0.000%, 10/01/25                                                              No Opt. Call      Aaa       2,171,798

        7,710   State of California, General Obligation Veterans Welfare Bonds,                12/08 at 101      AAA       8,121,945
                 Series 1997BH, 5.250%, 12/01/12 (Alternative Minimum Tax)

                State Public Works Board of California, Lease Revenue Bonds (The
                Trustees of the California State University), 1992 Series A
                (Various California State University Projects):
       15,480    6.625%, 10/01/10 (Pre-refunded to 10/01/02)                                   10/02 at 102      Aaa      16,432,949
       10,500    6.700%, 10/01/17 (Pre-refunded to 10/01/02)                                   10/02 at 102      AAA      11,153,520

        7,150   State Public Works Board of California, Lease Revenue Bonds (The               10/04 at 102    A1***       8,137,058
                 Trustees of the California State University), 1994 Series A (Various
                 California State University Projects), 6.375%, 10/01/19
                 (Pre-refunded to 10/01/04)

       17,500   State Public Works Board of California, Lease Revenue Bonds                    11/04 at 102      Aaa      20,237,700
                 (Department of Corrections), 1994 Series A (California State Prison,
                 Monterey County (Soledad II)), 6.875%, 11/01/14 (Pre-refunded to 11/01/04)

       30,000   Foothill/Eastern Transportation Corridor Agency, California, Toll Road         No Opt. Call      AAA      11,331,000
                 Revenue Bonds, Series 1995A, 0.000%, 1/01/21

        3,085   Community Redevelopment Financing Authority of the Community                    9/02 at 102   Ba1***       3,245,636
                 Redevelopment Agency of Los Angeles, California, Pooled Financing
                 Bonds (Crenshaw Redevelopment Project), Series D, 7.000%, 9/01/14
                 (Pre-refunded to 9/01/02)

        5,000   Public Works Finance Authority, Los Angeles County, California,                10/04 at 102    AA***       5,659,700
                 Revenue Bonds (Regional Park and Open Space District), Series 1994A,
                 6.125%, 10/01/10 (Pre-refunded to 10/01/04)

       10,000   Transportation Commission, Los Angeles County, California, Proposition C        7/02 at 102      Aaa      10,514,500
                 Sales Tax Revenue Bonds, Series 1992-A (Second Senior), 6.750%,
                 7/01/19 (Pre-refunded to 7/01/02)

        2,035   Parlier Redevelopment Agency, California, 1992 Tax Allocation Bonds             8/02 at 102   BBB***       2,147,637
                 (Parlier Redevelopment Project), Series A, 6.750%, 8/01/22
                 (Pre-refunded to 8/01/02)

                Redevelopment Agency of the City and County of San Francisco,
                California, Hotel Tax Revenue Bonds, Series 1994:
        2,390    6.750%, 7/01/15 (Pre-refunded to 7/01/04)                                      7/04 at 102      AAA       2,721,541
        5,905    6.750%, 7/01/25 (Pre-refunded to 7/01/04)                                      7/04 at 102      AAA       6,724,142
          960    6.750%, 7/01/25                                                                7/04 at 102      AAA       1,074,432









    PRINCIPAL                                                                                 OPTIONAL CALL                   MARKET
 AMOUNT (000)   DESCRIPTION                                                                     PROVISIONS* RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CALIFORNIA (continued)

$       5,605   County of San Joaquin, California, Certificates of Participation (1994          4/04 at 102        A   $   5,925,046
                 Solid Waste System Facilities Project), 6.600%, 4/01/19

------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 6.3%

          375   Colorado Housing and Finance Authority, Senior Single Family Program           12/04 at 105      Aa2         386,509
                 Bonds, 1994 Series E, 8.125%, 12/01/24 (Alternative Minimum Tax)

                Colorado Housing and Finance Authority, General Obligation Bonds,
                1994 Series A:
        5,645    6.850%, 8/01/24 (Pre-refunded to 8/01/02)                                      8/02 at 102     A***       5,954,628
        1,245    6.875%, 8/01/30 (Pre-refunded to 8/01/02)                                      8/02 at 102     A***       1,313,512

        2,385   Colorado Housing and Finance Authority, Single Family Program Senior           12/05 at 105      Aa2       2,564,471
                 Bonds, 1995 Series D, 7.375%, 6/01/26

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991D:
          400    7.750%, 11/15/13 (Alternative Minimum Tax)                                    No Opt. Call        A         499,744
        3,155    7.750%, 11/15/21 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)         11/01 at 102      Aaa       3,224,852
       12,115    7.750%, 11/15/21 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)         11/01 at 102     A***      12,382,620

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992B:
        1,445    7.250%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)         11/02 at 102      Aaa       1,548,187
        5,635    7.250%, 11/15/23 (Alternative Minimum Tax)                                    11/02 at 102        A       5,979,186

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992C:
        2,125    6.750%, 11/15/13 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)         11/02 at 102      Aaa       2,266,334
       16,120    6.750%, 11/15/13 (Alternative Minimum Tax)                                    11/02 at 102        A      17,022,881

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991A:
        1,925    8.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)         11/01 at 100      Aaa       1,929,312
        5,315    8.000%, 11/15/25 (Alternative Minimum Tax)                                    11/01 at 100        A       5,326,693

        1,700   City and County of Denver, Colorado, Multifamily Housing Revenue Bonds         10/07 at 102      AAA       1,742,228
                 (FHA-Insured Mortgage Loan - The Boston Lofts Project), Series 1997A,
                 5.750%, 10/01/27 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.3%

        3,170   Connecticut Housing Finance Authority, Housing Mortgage Finance                 5/06 at 102      AAA       3,383,721
                 Program Bonds, 1996 Series C-2, 6.250%, 11/15/18

------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 0.9%

                District of Columbia, University Revenue Bonds (Georgetown University
                Issue), Series 2001A:
       11,720    0.000%, 4/01/27                                                             4/11 at 39 5/8      AAA       2,796,626
       13,780    0.000%, 4/01/28                                                            4/11 at 37 7/32      AAA       3,086,996
       15,855    0.000%, 4/01/29                                                            4/11 at 35 1/16      AAA       3,344,295

------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 2.3%

        5,000   Dade County, Florida, Aviation Revenue Bonds, Series 1996A, 5.750%,            10/06 at 102      AAA       5,224,200
                 10/01/18 (Alternative Minimum Tax)

        1,285   Florida Housing Finance Corporation, Homeowner Mortgage Revenue                 1/10 at 100      AAA       1,337,467
                 Bonds, 2000 Series 11, 5.850%, 1/01/22 (Alternative Minimum Tax)

        2,850   Department of Transportation, State of Florida, Right-of-Way Acquisition        7/05 at 101      AAA       3,175,299
                 and Bridge Construction Bonds (Full Faith and Credit), Series 1995,
                 5.875%, 7/01/24 (Pre-refunded to 7/01/05)

       12,500   City of Tampa, Florida, Revenue Bonds (The Florida Aquarium Project),           5/02 at 102   N/R***      13,087,500
                 Series 1992, 7.750%, 5/01/27 (Pre-refunded to 5/01/02)

------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 1.4%

        5,500   City of Atlanta, Georgia, Water and Sewerage Revenue Bonds,                     1/04 at 100      AAA       5,726,270
                 Series 1993, 4.500%, 1/01/18 (Pre-refunded to 1/01/04)

        7,000   Development Authority of Burke County, Georgia, Pollution Control               1/03 at 103      AAA       7,665,560
                 Revenue Bonds (Oglethorpe Power Corporation - Vogtle Project),
                 Series 1992, 8.000%, 1/01/15 (Pre-refunded to 1/01/03)

          650   Housing Authority of Fulton County, Georgia, Single Family Mortgage             9/06 at 102      AAA         681,746
                 Revenue Refunding Bonds (GNMA Mortgage-Backed Securities
                 Program), Series 1996A, 6.200%, 9/01/27 (Alternative Minimum Tax)


                                    Nuveen Premium Income Municipal Fund 2, Inc. (NPM) (continued)

                                    Portfolio of Investments October 31, 2001



    PRINCIPAL                                                                                 OPTIONAL CALL                   MARKET
 AMOUNT (000)   DESCRIPTION                                                                     PROVISIONS* RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                IDAHO - 1.3%

$       1,790   Idaho Housing Finance Agency, Single Family Mortgage Revenue Bonds,             7/05 at 102      AAA   $   1,883,742
                 Series F, 6.450%, 7/01/27 (Alternative Minimum Tax)

        3,285   Idaho Housing Finance Agency, Housing Revenue Bonds (Park Place                 6/05 at 102      Aa2       3,411,998
                 Project), 1995 Series A (FHA-Insured Mortgage), 6.500%, 12/01/36
                 (Alternative Minimum Tax)

        2,225   Idaho Housing and Finance Association, Single Family Mortgage Bonds,            7/06 at 102      Aaa       2,419,932
                 1996 Series G, 6.350%, 7/01/26 (Alternative Minimum Tax)

        2,275   Idaho Housing and Finance Association, Single Family Mortgage Bonds,            1/10 at 100      Aa2       2,407,291
                 2000 Series B, 6.250%, 7/01/22 (Alternative Minimum Tax)

        2,375   Idaho Housing and Finance Association, Single Family Mortgage Bonds,            7/10 at 100      Aaa       2,498,500
                 2000 Series E, 5.950%, 7/01/20 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 13.0%

        5,000   City of Chicago, Illinois, General Obligation Bonds (Emergency Telephone        1/03 at 102      AAA       5,293,200
                 System), Series 1993, 5.625%, 1/01/23 (Pre-refunded to 1/01/03)

       17,000   City of Chicago, Illinois, General Obligation Project Bonds, Series 1992A,      1/02 at 102      AAA      17,449,480
                 6.250%, 1/01/12 (Pre-refunded to 1/01/02)

       18,200   City of Chicago, Illinois, General Obligation Project Bonds, Series 1995A-1,    1/06 at 102      AAA      18,285,540
                 5.125%, 1/01/25

        1,000   City of Chicago, Illinois, General Obligation Bonds, Project and Refunding      7/08 at 102      AAA       1,023,340
                 Series 1998, 5.250%, 1/01/20

       22,670   City of Chicago, Illinois, General Obligation Bonds (City Colleges of          No Opt. Call      AAA       6,656,819
                 Chicago Capital Improvement Project), Series 1999, 0.000%, 1/01/25

                Chicago School Reform Board of Trustees of the Board of
                Education, Illinois, Dedicated Tax Revenue Bonds (General
                Obligation - Unlimited Tax), Series 1998A:
       23,800    0.000%, 12/01/20                                                              No Opt. Call      AAA       8,764,350
       41,300    0.000%, 12/01/21                                                              No Opt. Call      AAA      14,295,582

        5,000   Chicago School Reform Board of Trustees of the Board of Education,             No Opt. Call      AAA       1,842,600
                 Illinois, Dedicated Tax Revenue Bonds (General Obligation - Unlimited
                 Tax), Series 1999A, 0.000%, 12/01/20

        8,270   City of Chicago, Illinois, Mortgage Revenue Bonds (FHA-Insured Mortgage         6/02 at 102      AAA       8,488,907
                 Loan - Lakeview Towers Project), Series 1992, 6.650%, 12/01/33

        1,175   City of Chicago, Illinois, Multifamily Housing Revenue Bonds (GNMA              6/09 at 102      Aaa       1,205,856
                 Collateralized - Bryn Mawr/Belle Shores Project), Series 1997,
                 5.800%, 6/01/23 (Alternative Minimum Tax)

       10,900   Public Building Commission of Chicago, Illinois, Building Revenue Bonds        12/03 at 102      AAA      11,883,616
                 (Board of Education of the City of Chicago), Series 1993A, 5.750%,
                 12/01/18 (Pre-refunded to 12/01/03)

        4,250   City of Chicago, Illinois, Tax Increment Allocation Bonds (Read-Dunning         1/07 at 102      N/R       4,490,720
                 Redevelopment Project), Series 1996B, 7.250%, 1/01/14

        3,530   City of Chicago, Illinois, Tax Increment Allocation Bonds (Sanitary             1/07 at 102      N/R       3,794,644
                 Drainage and Ship Canal Redevelopment Project), Series 1997A,
                 7.750%, 1/01/14

        4,865   Community Consolidated School District 15, Palatine, Cook County,              No Opt. Call      Aaa       1,792,850
                 Illinois, General Obligation Bonds, Series 2001, 0.000%, 12/01/20

        6,190   Community High School District No. 219, Niles Township, Cook County,           No Opt. Call      Aaa       2,281,139
                 Illinois, General Obligation Capital Appreciation Bonds, Series 2001,
                 0.000%, 12/01/20

        2,850   City of East St. Louis, Illinois, Mortgage Revenue Refunding Bonds              7/03 at 102      AAA       2,952,600
                 (FHA-Insured Mortgage Loan - Section 8 Assisted Dawson Manor
                 Apartments), Series 1994A, 6.500%, 7/01/24

        6,900   Illinois Health Facilities Authority, Revenue Refunding Bonds (Illinois        10/03 at 102       A-       7,400,940
                 Masonic Medical Center), Series 1993, 5.500%, 10/01/19

        3,000   Illinois Health Facilities Authority, Revenue Refunding Bonds (Lutheran        No Opt. Call       A+       3,236,760
                 General Health System), Series 1993C, 6.000%, 4/01/18

                Illinois Housing Development Authority, Housing Finance Bonds,
                2000 Series A:
        1,210    5.750%, 9/01/10 (Alternative Minimum Tax)                                      3/10 at 100       AA       1,269,459
        1,245    6.200%, 9/01/20 (Alternative Minimum Tax)                                      3/10 at 100       AA       1,300,826






    PRINCIPAL                                                                                 OPTIONAL CALL                   MARKET
 AMOUNT (000)   DESCRIPTION                                                                     PROVISIONS* RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ILLINOIS (continued)

                Community Unit School District No. 60, Waukegan, Lake County, Illinois,
                General Obligation Bonds, Series 2001B Refunding:
$       3,230    0.000%, 11/01/19 (WI, settling 11/27/01)                                      No Opt. Call      Aaa   $   1,268,615
        1,740    0.000%, 11/01/21 (WI, settling 11/27/01)                                      No Opt. Call      Aaa         605,294

        2,910   Community High School District Number 154, McHenry County, Illinois,           No Opt. Call      Aaa       1,048,007
                 Capital Appreciation School Bonds, Series 2001, 0.000%, 1/01/21

          300   Village of Wheeling, Cook and Lake Counties, Illinois, Single Family           11/02 at 102      AAA         309,153
                 Mortgage Revenue Refunding Bonds, Series 1992, 6.850%, 11/01/09

------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 6.8%

        8,000   East Chicago Elementary School Building Corporation, Lake County,               1/03 at 102     A***       8,607,840
                 Indiana, First Mortgage Bonds, Series 1992, 7.000%, 1/15/16
                 (Pre-refunded to 1/15/03)

       13,630   Hospital Authority of the City of Fort Wayne, Indiana, Revenue Bonds           11/02 at 102    A+***      14,493,188
                 (Parkview Memorial Hospital, Inc. Project), Series 1992, 6.400%,
                 11/15/22 (Pre-refunded to 11/15/02)

        6,031   City of Greenfield, Indiana, Multifamily Housing Revenue Bonds (Pedcor         12/05 at 105      Aaa       6,320,548
                 Investments, L.P. Project - 1988-V), Series 1996A, 6.200%, 12/01/28
                 (Alternative Minimum Tax)

       10,675   Highland School Building Corporation, Indiana, First Mortgage Bonds,            1/02 at 102      AAA      10,990,873
                 Series 1992A, 6.750%, 1/15/20 (Pre-refunded to 1/15/02)

        8,200   Indiana Bond Bank, State Revolving Fund Program Bonds (Guaranteed               2/03 at 102      AAA       8,732,918
                 Revenue), Series 1993A, 6.250%, 2/01/09

        2,875   Indiana Bond Bank, State Revolving Fund Program Bonds (Guaranteed               2/05 at 102      AAA       3,191,566
                 Revenue), Series 1995A, 6.750%, 2/01/17

        3,500   Indiana Bond Bank, Special Program Bonds (City of East Chicago                  2/10 at 101      AAA       3,819,970
                 Facilities Building Corporation Project), Series 2000A, 6.125%, 2/01/25

        5,250   Indiana Transportation Finance Authority, Lease Revenue Bonds (Aviation         3/03 at 102       AA       5,423,408
                 Technology Center), Series A, 6.500%, 3/01/18

        5,000   Indiana Transportation Finance Authority, Highway Revenue Bonds,               12/10 at 100       AA       5,144,500
                 Series 2000, 5.375%, 12/01/25

------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.4%

                Tobacco Settlement Authority, Iowa, Tobacco Settlement Asset-Backed
                Revenue Bonds, Series 2001B:
        7,000    5.300%, 6/01/25                                                                6/11 at 101       A1       6,820,450
        7,650    5.600%, 6/01/35                                                                6/11 at 101       A1       7,434,347

------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 0.2%

        1,040   Johnson County, Kansas, Single Family Mortgage Revenue Refunding                5/04 at 103      Aa2       1,097,595
                 Bonds, Series 1994, 7.100%, 5/01/12

          985   Sedgwick County, Kansas and Shawnee County, Kansas, Collateralized             No Opt. Call      Aaa       1,035,796
                 Single Family Mortgage Refunding Revenue Bonds (GNMA Certificates),
                 Series 1994A1, 7.900%, 5/01/24 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.4%

        3,785   Kentucky Housing Corporation, Housing Revenue Bonds, 1996 Series A,             7/06 at 102      AAA       3,997,641
                 6.375%, 7/01/28 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 2.4%

        2,965   Bossier Public Trust Financing Authority, Louisiana, Single Family              8/05 at 102      AAA       3,037,405
                 Mortgage Revenue Refunding Bonds, Series 1995B, 6.125%, 8/01/28

       11,065   East Baton Rouge Mortgage Finance Authority, Louisiana, Single Family          10/05 at 102      Aaa      11,471,417
                 Mortgage Revenue Bonds (GNMA and FNMA Mortgage-Backed
                 Securities Program), Series 1994C, 6.350%, 10/01/28 (Alternative
                 Minimum Tax)

        4,980   New Orleans Home Mortgage Authority, Louisiana, Single Family                   6/05 at 102      Aaa       5,215,255
                 Mortgage Revenue Bonds, Series 1995A, 6.300%, 6/01/28
                 (Alternative Minimum Tax)

        4,035   Orleans Levee District (A political subdivision of the state of Louisiana),    12/05 at 103      AAA       4,397,020
                 Public Improvement Bonds, Series 1986, 5.950%, 11/01/15



                                    Nuveen Premium Income Municipal Fund 2, Inc. (NPM) (continued)

                                    Portfolio of Investments October 31, 2001




    PRINCIPAL                                                                                 OPTIONAL CALL                   MARKET
 AMOUNT (000)   DESCRIPTION                                                                     PROVISIONS* RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MAINE - 0.7%

$         765   Maine State Housing Authority, Mortgage Purchase Bonds, 1995 Series            11/05 at 102      AA+   $     802,707
                 B-2, 6.300%, 11/15/26 (Alternative Minimum Tax)

        6,145   Maine State Housing Authority, Mortgage Purchase Bonds, 1990 Series             8/02 at 102      AA+       6,306,798
                 A-4, 6.400%, 11/15/24 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 0.1%

          965   Community Development Administration, Department of Housing and                 5/03 at 102      Aa2       1,000,560
                 Community Development, State of Maryland, Multifamily Housing
                 Revenue Bonds (Insured Mortgage Loans), 1993 Series C,
                 6.625%, 5/15/23

------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 0.8%

        3,500   Massachusetts Development Finance Agency, Pioneer Valley Resource              No Opt. Call      N/R       3,800,930
                 Recovery Revenue Bonds (Springfield, LLC Project), Series 2000A,
                 8.375%, 7/01/14 (Alternative Minimum Tax)

        3,605   Massachusetts Water Resources Authority, General Revenue Bonds,                12/04 at 102      AAA       3,666,682
                 1993 Series C, 5.250%, 12/01/20

------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 1.4%

        8,000   Michigan State Hospital Finance Authority, Hospital Revenue Refunding          11/03 at 102      AAA       8,224,480
                 Bonds (Oakwood Hospital Obligated Group), Series 1993A,
                 5.625%, 11/01/18

        5,285   Michigan State Housing Development Authority, Rental Housing Revenue           10/02 at 102      AA-       5,488,895
                 Bonds, 1992 Series A, 6.650%, 4/01/23

------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 3.2%

        3,560   Housing and Redevelopment Authority of the City of St. Paul, Minnesota         12/02 at 102     BBB+       3,628,103
                 and the City of Minneapolis, Minnesota, Healthcare Facility Revenue
                 Bonds (Group Health Plan, Inc. Project), Series 1992, 6.900%, 10/15/22

        3,000   Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota,               1/11 at 100      AAA       3,048,870
                 Subordinate Airport Revenue Bonds, Series 2001C, 5.250%, 1/01/26

        2,400   Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota,               1/11 at 100      AAA       2,435,592
                 Airport Revenue Bonds, Series 2001A, 5.250%, 1/01/25

        2,450   Minnesota Housing Finance Agency, Single Family Mortgage Bonds,                 7/09 at 100      AA+       2,548,809
                 2000 Series C, 6.100%, 7/01/30 (Alternative Minimum Tax)

        2,840   Minnesota Housing Finance Agency, Rental Housing Bonds, 1995 Series             2/05 at 102      AAA       2,938,349
                 D, 5.950%, 2/01/18

        4,090   Minnesota Housing Finance Agency, Single Family Mortgage Bonds,                 1/06 at 102      AA+       4,322,598
                 1996 Series G, 6.250%, 7/01/26 (Alternative Minimum Tax)

        2,500   Minnesota Housing Finance Agency, Single Family Mortgage Bonds,                 1/11 at 101      AA+       2,648,925
                 1998 Series H-2 (Remarketed), 6.050%, 7/01/31 (Alternative
                 Minimum Tax)

        2,000   Southern Minnesota Municipal Power Agency, Power Supply System                  1/03 at 102      Aaa       2,103,900
                 Revenue Bonds, Series 1992B, 5.750%, 1/01/11

        2,350   Washington County Housing and Redevelopment Authority, Minnesota,               1/03 at 102      BBB       2,404,168
                 Pooled Housing and Redevelopment Limited Annual Appropriation Tax
                 and Revenue Bonds (Pooled Refunding Project), Series 1992,
                 7.200%, 1/01/22

        5,170   Washington County Housing and Redevelopment Authority, Minnesota,              12/02 at 100    A3***       5,457,400
                 Lease Revenue Bonds (South Washington County Schools Project),
                 Series 1992, 7.400%, 12/01/14 (Pre-refunded to 12/01/02)

------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.4%

        4,000   Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds         10/02 at 102      AAA       4,223,200
                 (Wesley Health Systems), Series 1992A , 6.050%, 4/01/12
                 (Pre-refunded to 10/01/02)

------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 2.7%

                Health and Educational Facilities Authority of the State of
                Missouri, Revenue Bonds (SSM Healthcare), Series 2001A:
        2,500    5.250%, 6/01/21                                                                6/11 at 101      AAA       2,555,925
        2,000    5.250%, 6/01/28                                                                6/11 at 101      AAA       2,032,560

        5,500   The Industrial Development Authority of the City of St. Louis, Missouri,       12/02 at 102      N/R       5,666,870
                 Industrial Revenue Refunding Bonds (Kiel Center Multipurpose Arena
                 Project), Series 1992, 7.625%, 12/01/09 (Alternative Minimum Tax)







    PRINCIPAL                                                                                 OPTIONAL CALL                   MARKET
 AMOUNT (000)   DESCRIPTION                                                                     PROVISIONS* RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MISSOURI (continued)

                The City of St. Louis, Missouri, Airport Revenue Bonds (Airport
                Development Program), Series 2001A:
$       2,000    5.125%, 7/01/22                                                                7/11 at 100      AAA   $   2,015,180
        2,500    5.000%, 7/01/26                                                                7/11 at 100      AAA       2,470,150

       11,000   St. Louis Municipal Finance Corporation, Missouri, Leasehold Revenue            7/03 at 102      AAA      11,712,250
                 Refunding Bonds, 6.000%, 7/15/13

------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 0.4%

        4,000   Clark County, Nevada, Industrial Development Revenue Bonds (Nevada              6/02 at 102      AAA       4,168,600
                 Power Company Project), Series 1992A, 6.700%, 6/01/22 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.3%

        2,905   New Hampshire Higher Educational and Health Facilities Authority,               1/02 at 100     BBB+       2,913,250
                 Hospital Revenue Bonds (Catholic Medical Center Issue), Series 1989,
                 8.000%, 7/01/04

------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 1.5%

        4,500   New Jersey Economic Development Authority, Insured Revenue Bonds                5/05 at 102      AAA       5,059,395
                 (Educational Testing Service Issue), Series 1995A, 6.000%, 5/15/25
                 (Pre-refunded to 5/15/05)

        4,310   New Jersey Housing and Mortgage Finance Agency, Multifamily Housing        11/07 at 101 1/2      AAA       4,406,199
                 Revenue Bonds, 1997 Series A, 5.650%, 5/01/40 (Alternative Minimum Tax)

          235   New Jersey Housing and Mortgage Finance Agency, Housing Revenue                11/02 at 102       A+         245,180
                 Refunding Bonds, 1992 Series One, 6.700%, 11/01/28

        1,000   Toms River Board of Education, New Jersey, General Obligation Bonds,            7/07 at 100      AAA       1,125,030
                 Series 1997, 5.750%, 7/15/21 (Pre-refunded to 7/15/07)

        3,685   The Union County Utilities Authority, New Jersey, Solid Waste Facility          6/08 at 101      AAA       3,787,148
                 Subordinated Lease Revenue Bonds (Ogden Martin Systems of Union,
                 Inc. (Lessee)), Series 1998A, 5.350%, 6/01/23 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 0.4%

        3,525   New Mexico Mortgage Finance Authority, Single Family Mortgage                   7/05 at 102      AAA       3,714,187
                 Program Bonds, 1995 Series E, 6.300%, 7/01/17 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 14.0%

        1,800   Long Island Power Authority, New York, Electric System General Revenue          6/08 at 101      AAA       1,817,352
                 Bonds, Series 1998A, 5.125%, 12/01/22

        6,500   Long Island Power Authority, New York, Electric System General Revenue         No Opt. Call      AAA       2,262,650
                 Bonds, Series 2000A, 0.000%, 6/01/22

        7,695   The City of New York, New York, General Obligation Bonds, Fiscal 1995          No Opt. Call        A       8,211,950
                 Series E, 6.600%, 8/01/03

       17,365   The City of New York, New York, General Obligation Bonds, Fiscal 1996          No Opt. Call        A      19,718,826
                 Series F, 7.000%, 2/01/06

       11,130   The City of New York, New York, General Obligation Bonds, Fiscal 1996       3/06 at 101 1/2        A      11,738,588
                 Series I, 5.875%, 3/15/18

                The City of New York, New York, General Obligation Bonds, Fiscal
                1996 Series J1:
        9,000    5.875%, 2/15/19                                                            2/06 at 101 1/2        A       9,467,910
        3,820    5.500%, 2/15/26                                                            2/06 at 101 1/2        A       3,897,928

        4,250   The City of New York, New York, General Obligation Bonds, Fiscal 1997       8/06 at 101 1/2        A       4,534,580
                 Series E, 5.875%, 8/01/24

                The City of New York, New York, General Obligation Bonds, Fiscal
                1993 Series A:
        3,285    6.375%, 8/01/08 (Pre-refunded to 8/01/02)                                  8/02 at 101 1/2      Aaa       3,441,530
        6,715    6.375%, 8/01/08                                                            8/02 at 101 1/2        A       7,021,204
          665    6.500%, 8/01/11 (Pre-refunded to 8/01/02)                                  8/02 at 101 1/2      Aaa         697,299
        1,335    6.500%, 8/01/11                                                            8/02 at 101 1/2        A       1,397,144

                The City of New York, New York, General Obligation Bonds, Fiscal
                1997 Series I:
        7,505    6.250%, 4/15/27 (Pre-refunded to 4/15/07)                                      4/07 at 101      Aaa       8,748,579
        4,515    6.250%, 4/15/27                                                                4/07 at 101        A       4,902,297

                The City of New York, New York, General Obligation Bonds, Fiscal
                1995 Series D:
          285    6.600%, 2/01/03                                                               No Opt. Call     A***         300,820
       10,465    6.600%, 2/01/03                                                               No Opt. Call        A      10,973,808

        1,370   New York City Municipal Water Finance Authority, New York, Water                6/07 at 101      AAA       1,442,418
                 and Sewer System Revenue Bonds, Fiscal 1997 Series B, 5.500%, 6/15/27



                                    Nuveen Premium Income Municipal Fund 2, Inc. (NPM) (continued)

                                    Portfolio of Investments October 31, 2001




    PRINCIPAL                                                                                 OPTIONAL CALL                   MARKET
 AMOUNT (000)   DESCRIPTION                                                                     PROVISIONS* RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                NEW YORK (continued)

$       3,150   New York City Municipal Water Finance Authority, New York, Water                6/05 at 101      AAA   $   3,541,734
                 and Sewer System Revenue Bonds, Fiscal 1996 Series A, 5.875%,
                 6/15/25 (Pre-refunded to 6/15/05)

        4,000   The Trust for Cultural Resources of the City of New York, New York,             4/07 at 101      AAA       4,188,720
                 Revenue Bonds (American Museum of Natural History), Series 1997A,
                 5.650%, 4/01/27

        2,500   Dormitory Authority of the State of New York, City University System            7/06 at 102      AA-       2,666,700
                 Consolidated Third General Resolution Bonds, 1996 Series 2,
                 6.000%, 7/01/20

       17,450   New York State Energy Research and Development Authority, Facilities           12/01 at 101      AAA      17,646,138
                 Revenue Bonds (Consolidated Edison Company of New York, Inc.
                 Project), Series 1992B, 6.375%, 12/01/27 (Alternative Minimum Tax)

        7,635   New York State Medical Care Facilities Finance Agency, Mercy Medical            5/05 at 102   AA-***       8,626,481
                 Center Project Revenue Bonds, 1995 Series A, 5.875%, 11/01/15
                 (Pre-refunded to 5/01/05)

------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 1.0%

        2,550   County of Cumberland, North Carolina, Hospital Facility Revenue Bonds          10/09 at 101       A-       2,545,486
                 (Cumberland County Hospital System Inc.), Series 1999 (Cape Fear
                 Valley Health System), 5.250%, 10/01/19

        5,105   City of Durham, North Carolina, Urban Redevelopment Mortgage                    8/07 at 105      AAA       5,603,503
                 Revenue Bonds (Durham Hosiery Mill Project) (FHA-Insured), Series
                 1987, 7.500%, 8/01/29 (Alternative Minimum Tax)

        1,635   North Carolina Housing Finance Agency, Single Family Revenue Bonds              3/06 at 102       AA       1,718,222
                 (1985 Resolution), Series JJ, 6.450%, 9/01/27 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 0.6%

        4,945   North Dakota Housing Finance Agency, Mortgage Revenue Bonds                     7/10 at 100      Aa3       5,180,431
                 (Housing Finance Program), Series 2000C, 6.150%, 7/01/31
                 (Alternative Minimum Tax)

        1,155   North Dakota Housing Finance Agency, Housing Finance Program Bonds              1/07 at 102      Aa3       1,215,638
                 (Home Mortgage Finance Program), 1996 Series B, 6.400%, 1/01/28
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.0%

        2,000   Ohio Housing Finance Agency, Multifamily Housing Mortgage Revenue               1/08 at 102      Aa2       2,002,180
                 Bonds (FHA-Insured Mortgage Loan - Courtyards of Kettering Project),
                 Series 1998B-1, 5.550%, 1/01/40 (Alternative Minimum Tax)

        5,000   Ohio Water Development Authority, Collateralized Water Development              8/02 at 102       A2       5,145,000
                 Revenue Refunding Bonds (The Dayton Power and Light Company
                 Project), Series 1992A, 6.400%, 8/15/27

                Ohio Water Development Authority, Solid Waste Disposal Revenue
                Bonds (Bay Shore Power Project), Convertible Series 1998A:
        7,000    6.625%, 9/01/20 (Alternative Minimum Tax)                                      9/09 at 102      N/R       6,726,720
        6,750    5.875%, 9/01/20 (Alternative Minimum Tax)                                      9/08 at 102      N/R       5,961,330

------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 0.9%

        5,000   Oklahoma Student Loan Authority, Student Loan Revenue Bonds, Senior             6/11 at 102      AAA       5,091,350
                 Lien Series 2001-A1, 5.625%, 6/01/31

        1,000   Tulsa County Industrial Authority, Oklahoma, Recreational Facilities            9/02 at 102       AA       1,051,910
                 Revenue Bonds, Refunding Series 1992, 6.600%, 9/01/08

        2,990   Tulsa County Public Facilities Authority, Oklahoma, Recreational Facility      11/02 at 102       AA       3,163,839
                 Refunding Revenue Bonds, Series 1992, 6.600%, 11/01/08

------------------------------------------------------------------------------------------------------------------------------------
                OREGON - 2.7%

       13,350   State of Oregon, General Obligation Elderly and Disabled Housing Bonds,         8/02 at 102       AA      13,788,414
                 1992 Series B, 6.375%, 8/01/24

        4,450   State of Oregon, General Obligation Veterans Welfare Bonds, Series 75,         10/05 at 102       AA       4,739,295
                 6.000%, 4/01/27

        5,210   Housing and Community Services Department, State of Oregon,                     1/10 at 100      Aa2       5,512,962
                 Mortgage Revenue Bonds (Single Family Mortgage Program),
                 Series 2000F, 6.250%, 7/01/28 (Alternative Minimum Tax)

        2,700   City of Portland, Oregon, Limited Tax Improvement Bonds, 1996 Series A,         6/06 at 100      Aa2       2,821,230
                5.550%, 6/01/16

------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 0.4%

        2,400   Beaver County Industrial Development Authority, Pennsylvania,                   7/05 at 102        A       2,641,992
                 Collateralized Pollution Control Revenue Refunding Bonds (The
                 Cleveland Electric Illuminating Company - Beaver Valley Project),
                 Series 1995-A, 7.750%, 7/15/25

        1,000   Delaware Valley Regional Finance Authority, Pennsylvania, Local                No Opt. Call      AAA       1,106,690
                 Government Revenue Bonds, Series 1997B, 5.700%, 7/01/27





    PRINCIPAL                                                                                 OPTIONAL CALL                   MARKET
 AMOUNT (000)   DESCRIPTION                                                                     PROVISIONS* RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                PUERTO RICO - 0.1%

$       1,375   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series X,            7/05 at 100       A-   $   1,405,291
                 5.500%, 7/01/25

------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 2.5%

        2,135   School District No. 4 of Lexington County, South Carolina, Certificates         7/04 at 102     Baa2       2,356,400
                 of Participation, Series 1994, 7.000%, 7/01/12

        7,600   Piedmont Municipal Power Agency, South Carolina, Electric Revenue               1/02 at 100      AAA       6,407,180
                 Refunding Bonds, Series 1991, 4.000%, 1/01/23

       15,000   Tobacco Settlement Revenue Management Authority, South Carolina,                5/11 at 101       A1      15,672,750
                 Tobacco Settlement Asset-Backed Bonds, Series 2001B,
                 6.000%, 5/15/22

------------------------------------------------------------------------------------------------------------------------------------
               SOUTH DAKOTA - 1.4%

        2,870   South Dakota Housing Development Authority, Homeownership                       5/07 at 102      AAA       2,937,560
                 Mortgage Bonds, 1997 Series F, 5.800%, 5/01/28 (Alternative
                 Minimum Tax)

                South Dakota Building Authority, Revenue Bonds, Series 1992:
          510    6.700%, 9/01/17 (Pre-refunded to 9/01/02)                                      9/02 at 102      AAA         539,789
        9,860    6.700%, 9/01/17 (Pre-refunded to 9/01/04)                                      9/04 at 100      AAA      10,387,510

------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.4%

        2,740   The Health and Educational Facilities Board of Johnson City, Tennessee,         7/23 at 100      AAA       2,772,661
                 Hospital Revenue Refunding and Improvement Bonds (Johnson City
                 Medical Center Hospital), Series 1998C, 5.125%, 7/01/25
                 (Pre-refunded to 7/01/23)

        1,500   Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue             3/10 at 101      AAA       1,621,155
                 Bonds, Series 1999D, 6.000%, 3/01/19 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 5.5%

          720   Baytown Housing Finance Corporation, Texas, Single Family Mortgage              9/02 at 103      Aa2         769,680
                  Revenue Refunding Bonds, Series 1992-A, 8.500%, 9/01/11

        3,000   Brazos River Authority, Texas, Revenue Refunding Bonds (Houston                No Opt. Call      AAA       3,032,490
                 Lighting and Power Company Project), Series 1998, 5.050%, 11/01/18
                 (Alternative Minimum Tax)

       10,000   Coppell Independent School District, Dallas County, Texas, Unlimited Tax       No Opt. Call      AAA       2,370,700
                 School Building and Refunding Bonds, Series 2001, 0.000%, 8/15/28

        1,635   Garland Independent School District, Dallas County, Texas, Unlimited Tax        2/07 at 100      AAA       1,509,759
                 School Building Bonds, Series 1997-A, 4.000%, 2/15/15

        1,040   Hidalgo County Housing Finance Corporation, Texas, Single Family                4/04 at 102      Aaa       1,082,619
                 Mortgage Revenue Bonds (GNMA and FNMA Collateralized),
                 Series 1994A, 7.000%, 10/01/27 (Alternative Minimum Tax)

                City of Houston, Texas, Hotel Occupancy Tax and Special Revenue
                Bonds (Convention Project), Series 2001B:
       25,850    0.000%, 9/01/25                                                               No Opt. Call      AAA       7,276,775
       26,610    0.000%, 9/01/26                                                               No Opt. Call      AAA       7,085,711

        1,385   Houston Independent School District, Public Facility Corporation, Harris       No Opt. Call      AAA         804,353
                 County, Texas, Lease Revenue Bonds (Cesar E. Chavez High School),
                 Series 1998A, 0.000%, 9/15/13

        6,630   Houston Independent School District Public Facility Corporation, Harris        No Opt. Call      AAA       3,850,439
                 County, Texas, Lease Revenue Bonds (West Side High School), Series
                 1998B, 0.000%, 9/15/13

        1,000   Humble Independent School District, Harris County, Texas, Unlimited Tax         2/10 at 100      AAA         820,960
                 Schoolhouse Bonds, 1997 Series II, 3.500%, 2/15/18

        6,185   Keller Independent School District, Tarrant County, Texas, Refunding            8/11 at 100      AAA       6,295,835
                 Bonds (General Obligation - Unlimited Tax), Series 2001,
                 5.250%, 8/15/26

        2,000   Pearland Independent School District, Brazoria County, Texas, Unlimited         2/11 at 100      AAA       2,040,360
                 Tax Schoolhouse Bonds, 2001 Series A, 5.250%, 2/15/22

        1,395   Port Arthur Housing Finance Corporation, Texas, Single Family Mortgage          9/02 at 103       A2       1,537,164
                 Revenue Refunding Bonds, Series 1992, 8.700%, 3/01/12

        3,935   Spring Branch Independent School District, Harris County, Texas, Limited        2/11 at 100      AAA       3,958,020
                 Tax Schoolhouse and Refunding Bonds, Series 2001, 5.125%, 2/01/26

        7,490   State of Texas, General Obligation Veterans Housing Assistance Bonds,          12/03 at 102      Aa1       7,827,649
                 Series 1993, 6.800%, 12/01/23 (Alternative Minimum Tax)



                                    Nuveen Premium Income Municipal Fund 2, Inc. (NPM) (continued)

                                    Portfolio of Investments October 31, 2001




    PRINCIPAL                                                                                 OPTIONAL CALL                   MARKET
 AMOUNT (000)   DESCRIPTION                                                                     PROVISIONS* RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TEXAS (continued)

                Weatherford Independent School District, Parker County, Texas,
                Unlimited Tax School Building and Refunding Bonds, Series 2001:
$       6,945    0.000%, 2/15/25                                                           2/11 at 44 23/32      AAA   $   1,866,469
        6,945    0.000%, 2/15/27                                                             2/11 at 39 3/4      AAA       1,657,008

------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 1.4%

        6,000   Redevelopment Agency of Salt Lake County, Utah, Central Business                3/02 at 102        A       6,139,080
                 District Neighborhood Redevelopment, Junior Lien Tax Increment
                 Bonds, Series 1992A, 5.800%, 3/01/15

        1,685   Utah Housing Finance Agency, Single Family Mortgage Bonds (Federally            7/04 at 102      AAA       1,743,638
                 Insured or Guaranteed Mortgage Loans), 1994 Issue B, 6.450%, 7/01/14

        1,160   Utah Housing Finance, Single Family Mortgage Bonds, 1997 Series E2          7/07 at 101 1/2      AAA       1,219,670
                 (Class I), 5.875%, 1/01/19 (Alternative Minimum Tax)

        1,470   Utah Housing Finance Agency, Single Family Mortgage Bonds, 1997             1/09 at 101 1/2      AAA       1,527,756
                 Series C, 5.600%, 7/01/18 (Alternative Minimum Tax)

        3,000   Municipal Building Authority of Weber County, Utah, Lease Revenue              12/04 at 102      AAA       3,495,780
                 Bonds, Series 1994, 7.500%, 12/15/19 (Pre-refunded to 12/15/04)

------------------------------------------------------------------------------------------------------------------------------------
                VERMONT - 0.7%

        6,620   Vermont Housing Finance Agency, Single Family Housing Bonds, Series 4,          5/02 at 102       A+       6,764,382
                 6.400%, 11/01/25

------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 0.8%

        7,635   Public Hospital District No. 2, King County, Washington, General                6/11 at 101      AAA       7,491,157
                 Obligation - Limited Tax Bonds (Evergreen Healthcare), Series 2001A,
                 5.000%, 12/01/30

------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 0.9%

        7,000   The County Commission of Harrison County, West Virginia, Solid Waste            5/03 at 102      AAA       7,423,010
                 Disposal Revenue Bonds (The Potomac Edison Company - Harrison
                 Station Project), Series B, 6.250%, 5/01/23 (Alternative Minimum Tax)

        1,000   The County Commission of Pleasants County, West Virginia, Pollution             4/09 at 101      AAA       1,028,770
                 Control Revenue Bonds (West Penn Power Company - Pleasants
                 Station Project), 1999 Series E, 5.500%, 4/01/29 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 0.8%

        4,310   Wisconsin Housing and Economic Development Authority, Home                      1/05 at 102       AA       4,518,432
                 Ownership Revenue Bonds, 1995 Series B, 7.100%, 9/01/15
                 (Alternative Minimum Tax)

        3,215   Wisconsin Health and Educational Facilities Authority, Revenue Bonds            2/07 at 102      AAA       3,369,223
                 (Marshfield Clinic Project), Series 1997, 5.625%, 2/15/17
------------------------------------------------------------------------------------------------------------------------------------

$   1,139,151   Total Investments (cost $919,523,814) - 99.7%                                                            982,278,740
=============-----------------------------------------------------------------------------------------------------------------------

                Other Assets Less Liabilities - 0.3%                                                                       3,085,926
                --------------------------------------------------------------------------------------------------------------------

                Net Assets - 100%                                                                                      $ 985,364,666
                ====================================================================================================================






                       * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices at later dates.

                      ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                     *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S.
                            Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                     N/R    Investment is not rated.

                    (WI)    Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.




Nuveen Premium Income Municipal Fund 4, Inc. (NPT)

                            Portfolio of
                                       Investments October 31, 2001




    PRINCIPAL                                                                                 OPTIONAL CALL                   MARKET
 AMOUNT (000)   DESCRIPTION                                                                     PROVISIONS* RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ALABAMA - 3.4%

$       6,075   Alabama Higher Education Loan Corporation, Student Loan Revenue                No Opt. Call      AAA   $   6,463,314
                 Refunding Bonds, Series 1994-D, 5.850%, 9/01/04 (Alternative
                 Minimum Tax)

        2,500   Alabama Housing Finance Authority, Multifamily Housing Revenue Bonds            2/11 at 102      AAA       2,614,500
                 (South Bay Apartments Project), 2000 Series K, 5.950%, 2/01/33
                 (Alternative Minimum Tax)

       11,745   Alabama Special Care Facilities Financing Authority of Birmingham,             11/05 at 101      Aaa      11,808,423
                 Hospital Revenue Bonds (Daughters of Charity National Health System
                 - Providence Hospital and St. Vincent's Hospital), Series 1995,
                 5.000%, 11/01/25

       11,000   The DCH Health Care Authority, Alabama, Healthcare Facilities Revenue          12/02 at 102       A+      11,141,790
                 Bonds, Series 1993-B, 5.750%, 6/01/23

------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.1%

          270   Arkansas Development Finance Authority, Single Family Mortgage                  2/02 at 103       AA         274,979
                 Revenue Refunding Bonds (FHA-Insured or VA Guaranteed Mortgage
                 Loans), 1991 Series A, 8.000%, 8/15/11

          255   Residential Housing Facilities Board, City of Jacksonville, Arkansas,           7/03 at 103      Aaa         268,466
                 Single Family Mortgage Revenue Refunding Bonds, Series 1993A,
                 7.900%, 1/01/11

          417   Residential Housing Facilities Board of Lonoke County, Arkansas, Single         4/05 at 103      Aaa         443,940
                 Family Mortgage Revenue Refunding Bonds, Series 1993A,
                 7.900%, 4/01/11

------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 2.9%

        4,780   Foothill/Eastern Transportation Corridor Agency, California, Toll Road         No Opt. Call      AAA       2,779,905
                 Revenue Bonds, Series 1995A, 0.000%, 1/01/14

                Community Redevelopment Financing Authority of the Community
                Redevelopment Agency of Los Angeles, California, Multifamily
                Housing Bonds (Grand Central Square), 1993 Series A:
          500    5.750%, 12/01/13 (Alternative Minimum Tax)                                     6/03 at 102       BB         481,445
        3,705    5.900%, 12/01/26 (Alternative Minimum Tax)                                    11/01 at 100        A       3,707,519

        4,500   Los Angeles County Transportation Commission, California, Proposition           7/02 at 102      Aaa       4,731,525
                 C Sales Tax Revenue Bonds (Second Senior), Series 1992-A, 6.750%,
                 7/01/19 (Pre-refunded to 7/01/02)

        1,715   Housing Authority of the County of Merced, California, Multifamily              1/04 at 102      Aaa       1,773,276
                 Housing Refunding Revenue Bonds (Belmont Park Apartments Project),
                 Series 1993A, 5.875%, 1/01/19

        2,500   Transmission Agency of Northern California, Revenue Bonds                       5/02 at 102      AAA       2,601,525
                 (California-Oregon Transmission Project), 1992 Series A,
                 6.500%, 5/01/16

        5,000   Airports Commission of the City and County of San Francisco, California         5/04 at 101      AAA       5,402,550
                 (San Francisco International Airport), Second Series Revenue Bonds,
                 Issue 8A, 6.300%, 5/01/25 (Alternative Minimum Tax)

        3,545   Redevelopment Agency of the City of San Leandro, California, 1993 Tax           6/03 at 102       A-       3,683,326
                 Allocation Bonds (Plaza 1 and Plaza 2 Redevelopment Projects),
                 Series A, 6.125%, 6/01/23

        1,945   South Gate Public Financing Authority, Los Angeles County, California,         No Opt. Call      AAA       2,306,187
                 Water Revenue Refunding Bonds, 1996 Series A, 6.000%, 10/01/12

------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 3.3%

        3,865   Colorado Housing and Finance Authority, Senior Single Family Program           10/09 at 105      Aa2       4,430,179
                 Bonds, 1999 Series C-3, 6.750%, 10/01/21

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991D:
        6,000    7.500%, 11/15/02 (Alternative Minimum Tax)                                    11/01 at 102        A       6,131,940
        3,040    7.750%, 11/15/13 (Alternative Minimum Tax)                                    No Opt. Call        A       3,798,054
          865    7.750%, 11/15/21 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)         11/01 at 102      Aaa         884,151
        3,280    7.750%, 11/15/21 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)         11/01 at 102     A***       3,352,455
          210    7.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)         11/01 at 100      Aaa         210,395
          790    7.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)         11/01 at 100     A***         791,446


                                    Nuveen Premium Income Municipal Fund 4, Inc. (NPT) (continued)

                                    Portfolio of Investments October 31, 2001




    PRINCIPAL                                                                                 OPTIONAL CALL                   MARKET
 AMOUNT (000)   DESCRIPTION                                                                     PROVISIONS* RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                COLORADO (continued)

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1992C:
$       1,100    6.750%, 11/15/22 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)         11/02 at 102      Aaa   $   1,173,161
        4,140    6.750%, 11/15/22 (Alternative Minimum Tax)                                    11/02 at 102        A       4,371,881

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991A:
        5,000    8.750%, 11/15/05 (Alternative Minimum Tax)                                    11/01 at 102        A       5,112,300
          315    8.750%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)         11/01 at 102      Aaa         322,091
          885    8.750%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)         11/01 at 102     A***         904,877


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.3%

        3,000   Connecticut Housing Finance Authority, Housing Mortgage Finance                 5/06 at 102      AAA       3,202,260
                 Program Bonds, 1996 Series C-2, 6.250%, 11/15/18

------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 4.4%

        6,000   District of Columbia, Washington, D.C., General Obligation Bonds,              No Opt. Call      AAA       6,664,320
                 Series 1993B2, 5.500%, 6/01/10

        3,240   District of Columbia, Hospital Revenue Refunding Bonds (Medlantic               8/02 at 102    A-***       3,504,222
                 Healthcare Group, Inc. Issue), Series 1992B, 6.750%, 8/15/07
                 (Pre-refunded to 8/15/02)

        4,250   District of Columbia, Hospital Revenue Refunding Bonds (Medlantic               8/06 at 102      AAA       4,694,550
                 Healthcare Group, Inc. Issue), Series 1993A, 5.750%, 8/15/14

                District of Columbia, Washington, D.C., General Obligation Refunding
                Bonds, Series 1993A:
        1,585    6.000%, 6/01/07                                                               No Opt. Call      AAA       1,794,204
        7,215    6.000%, 6/01/07                                                               No Opt. Call      AAA       8,097,106

                District of Columbia, Washington, D.C., General Obligation Bonds,
                Series 1993E:
          325    6.000%, 6/01/09 (Pre-refunded to 6/01/03)                                      6/03 at 102      AAA         350,145
            5    6.000%, 6/01/09                                                                6/03 at 102      AAA           5,352
        4,485    6.000%, 6/01/09                                                                6/03 at 102      AAA       4,822,765

        1,980   District of Columbia Housing Finance Agency, Collateralized Single             12/04 at 103      AAA       2,053,913
                  Family Mortgage Revenue Bonds, Series 1988F-1, 5.850%, 12/01/14
                 (Alternative Minimum Tax)

        4,500   District of Columbia, University Revenue Refunding Bonds (The Howard           10/02 at 102      AAA       4,779,090
                 University Issue), Series 1992A, 6.750%, 10/01/12 (Pre-refunded to
                 10/01/02)

                District of Columbia, University Revenue Bonds (Georgetown University
                Issue), Series 2001A:
        9,670    0.000%, 4/01/26                                                            4/11 at 42 5/32      AAA       2,454,149
       15,235    0.000%, 4/01/30                                                           4/11 at 32 15/16      AAA       3,015,159

------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 2.7%

        9,000   Jacksonville Electric Authority, Florida, Water and Sewer System               10/05 at 100      Aa3       9,101,520
                 Revenue Bonds, 2001 Series A, 5.200%, 10/01/20

        5,000   Industrial Development Authority, Martin County, Florida, Industrial           12/04 at 102     BBB-       5,160,350
                 Development Revenue Bonds (Indiantown Cogeneration - L.P. Project),
                 Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)

        1,380   Miami-Dade County Housing Finance Authority, Florida, Multifamily               1/11 at 102      AAA       1,461,392
                 Revenue Bonds (Sunset Bay Apartments Project), Series 2000-5A,
                 5.850%, 7/01/20 (Alternative Minimum Tax)

        9,500   City of Sunrise, Florida, Utility System Revenue Refunding Bonds,              10/18 at 100      AAA       9,594,905
                 Series 1998, 5.000%, 10/01/28

------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA - 1.6%

        3,400   City of Atlanta, Georgia, Water and Wastewater Revenue Bonds,                  No Opt. Call      AAA       3,729,358
                 Series 1999A, 5.500%, 11/01/22

        1,295   Development Authority of Burke County, Georgia, Pollution Control              No Opt. Call      AAA       1,339,198
                 Revenue Bonds (Oglethorpe Power Corporation - Vogtle Project),
                 Series 1992, 7.500%, 1/01/03

        2,880   Municipal Electric Authority of Georgia, General Power Revenue Bonds,          No Opt. Call        A       3,740,429
                 1992B Series, 8.250%, 1/01/11

        5,500   Municipal Electric Authority of Georgia, General Power Revenue Bonds,          No Opt. Call      AAA       6,065,180
                 1993B Series, 5.700%, 1/01/19

------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 0.6%

                City and County of Honolulu, Hawaii, General Obligation Bonds,
                Refunding and Improvement Series 1993B:
        1,580    5.000%, 10/01/13                                                              No Opt. Call      Aaa       1,712,167
        3,420    5.000%, 10/01/13                                                              No Opt. Call      AA-       3,669,352





    PRINCIPAL                                                                                 OPTIONAL CALL                   MARKET
 AMOUNT (000)   DESCRIPTION                                                                     PROVISIONS* RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ILLINOIS - 9.3%

$       4,000   Board of Education of the City of Chicago, Illinois, General Obligation        No Opt. Call      AAA   $   4,713,520
                 Lease Certificates, 1992 Series A, 6.250%, 1/01/15

        5,550   City of Chicago, Illinois, Midway Airport Revenue Bonds, Series 2001A,          1/11 at 101      AAA       5,473,910
                 5.125%, 1/01/26 (Alternative Minimum Tax)

        5,000   City of Chicago, Illinois, Sales Tax Revenue Bonds, Series 1998, 5.250%,        7/08 at 102      AAA       5,072,650
                  1/01/28

                Cook County School District 99, Cicero, Illinois, General
                Obligation School Bonds, Series 1997:
        1,455    8.500%, 12/01/13                                                              No Opt. Call      Aaa       2,021,941
        1,685    8.500%, 12/01/15                                                              No Opt. Call      Aaa       2,372,514

        6,205   Illinois Development Finance Authority, Revenue Bonds (Greek                    4/11 at 105      Aaa       7,524,555
                 American Nursing Home Project), Series 2000A, 7.600%, 4/20/40

        1,645   Illinois Development Finance Authority, Childcare Facility Revenue              9/02 at 102      N/R       1,703,743
                 Bonds (Illinois Facilities Fund Project), Series 1992, 7.400%, 9/01/04

        1,615   Illinois Educational Facilities Authority, Revenue Bonds (Chicago College       1/02 at 100      AAA       1,811,239
                 of Osteopathic Medicine), Series A, 8.750%, 7/01/05

        3,000   Illinois Health Facilities Authority, Revenue Refunding Bonds (Illinois        10/03 at 102       A-       3,217,800
                 Masonic Medical Center), Series 1993, 5.500%, 10/01/19

        2,000   Illinois Health Facilities Authority, Revenue Bonds (Trinity Medical            7/02 at 102  Baa2***       2,102,320
                 Center), Series 1992, 7.000%, 7/01/12 (Pre-refunded to 7/01/02)

                Illinois Health Facilities Authority, Revenue Refunding Bonds (Lutheran
                General Health System), Series 1993C:
        5,705    7.000%, 4/01/08                                                               No Opt. Call       A+       6,544,320
        4,075    7.000%, 4/01/14                                                               No Opt. Call       A+       4,903,937

        8,190   Illinois Housing Development Authority, Multifamily Program Bonds,              9/04 at 102       A+       8,626,199
                 Series 5, 6.650%, 9/01/14

        3,410   Illinois Housing Development Authority, Section 8 Elderly Housing              11/02 at 102        A       3,513,221
                 Revenue Bonds (Skyline Towers Apartments), Series 1992B,
                 6.875%, 11/01/17

        2,480   Illinois Housing Development Authority, Section 8 Elderly Housing               1/03 at 102     A***       2,648,913
                 Revenue Bonds (Morningside North Development), Series 1992D,
                 6.600%, 1/01/07 (Pre-refunded to 1/01/03)

        2,025   Long Creek Township, Macon County, Illinois, Waterworks Refunding               5/03 at 100      N/R       2,068,497
                 Revenue Bonds, Series 1993, 7.250%, 5/01/23

        3,050   Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry           No Opt. Call      AAA       3,927,455
                 and Will Counties, Illinois, General Obligation Bonds, Series 1990A,
                 7.200%, 11/01/20

       14,375   Village of Wheeling, Illinois, Multifamily Housing Revenue Bonds (FHA-          2/03 at 100      AAA      14,530,969
                 Insured Mortgage Loan - Arlington Club Project), Series 1993A,
                 6.400%, 2/01/40

        3,945   Town of Wood River, Wood River Township Hospital, Madison County,               2/04 at 102      N/R       3,249,694
                 Illinois, General Obligation Bonds (Alternate Revenue Source),
                 Series 1993, 6.625%, 2/01/14

        3,930   Town of Wood River, Wood River Township Hospital, Madison County,               2/04 at 102      N/R       3,201,417
                 Illinois, General Obligation Tort Immunity Bonds, Series 1993,
                 6.500%, 2/01/14

------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 4.0%

        2,250   Indiana Bond Bank, Special Program Bonds, Series 1992B, 6.750%, 8/01/12         2/03 at 102       A+       2,418,795

       22,000   Indiana Health Facility Financing Authority, Hospital Revenue Bonds         8/10 at 101 1/2      AAA      22,616,000
                 (Clarian Health Obligated Group), Series 2000A, 5.500%, 2/15/30

        3,200   Indiana Health Facility Financing Authority, Hospital Revenue Refunding         9/02 at 102       A1       3,390,144
                 Bonds (The Methodist Hospitals, Inc.), Series 1992, 6.750%, 9/15/09

        2,100   City of Indianapolis, Indiana, Economic Development Revenue Bonds               7/03 at 103      N/R       1,659,882
                 (The Meadows - Section 8 Assisted Project), Series 1993A, 6.000%,
                 7/01/23 (Alternative Minimum Tax)

        6,065   City of Indianapolis, Indiana, Multifamily Housing First Mortgage               5/09 at 102      N/R       1,819,500
                 Revenue Bonds (Keystone at Fall Creek Apartments), Series 1999A,
                 6.500%, 5/01/31 (Alternative Minimum Tax)#

        2,000   Hospital Authority of the City of Kokomo, Indiana, Hospital Revenue             8/03 at 102   N/R***       2,178,040
                 Refunding Bonds (St. Joseph Hospital and Health Center of Kokomo),
                 Series 1993, 6.250%, 8/15/05

        3,615   Mooresville Consolidated School Building Corporation, Morgan County,            1/04 at 101   N/R***       3,923,179
                 Indiana, First Mortgage Bonds, Series 1994A, 6.200%, 7/15/15
                 (Pre-refunded to 1/15/04)




                                   Nuveen Premium Income Municipal Fund 4, Inc. (NPT) (continued)

                                    Portfolio of Investments October 31, 2001




    PRINCIPAL                                                                                 OPTIONAL CALL                   MARKET
 AMOUNT (000)   DESCRIPTION                                                                     PROVISIONS* RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                IOWA - 0.4%

$         330   City of Davenport, Iowa, Home Ownership Mortgage Revenue Refunding              9/04 at 102      Aa2   $     344,748
                 Bonds, Series 1994, 7.900%, 3/01/10

        3,600   Iowa Finance Authority, Hospital Revenue Bonds (Trinity Regional                7/02 at 102   N/R***       3,779,460
                 Hospital Project), Series 1993, 7.000%, 7/01/12 (Pre-refunded to 7/01/02)

------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 2.0%

          785   Johnson County, Kansas, Single Family Mortgage Revenue Refunding                5/04 at 103      Aa2         828,473
                 Bonds, Series 1994, 7.100%, 5/01/12

                Kansas Development Finance Authority, Multifamily Housing Refunding
                Revenue Bonds (First Kansas State Partnership - L.P. Project),
                Series 1998Y:
        7,910    6.000%, 12/01/20 (Alternative Minimum Tax)                                    12/08 at 101      N/R       7,326,005
        2,460    6.125%, 12/01/28 (Alternative Minimum Tax)                                    12/08 at 101      N/R       2,244,283

          515   Labette County, Kansas, Single Family Mortgage Revenue Refunding                6/03 at 103      Aa2         538,293
                 Bonds, 1993 Series A, 8.400%, 12/01/11

        2,000   City of Olathe, Kansas, Health Facilities Revenue Bonds (Olathe Medical         9/10 at 100      AAA       2,072,720
                 Center Project), Series 2000A, 5.500%, 9/01/25

        6,825   Unified School District No. 259, Wichita, Sedgwick County, Kansas,              9/10 at 100       AA       5,933,723
                 General Obligation Bonds, Series 2000, 3.500%, 9/01/16

------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 0.4%

        3,780   Kentucky Housing Corporation, Housing Revenue Bonds, 1996 Series A,             7/06 at 102      AAA       3,992,360
                 6.375%, 7/01/28 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 1.0%

        3,250   Clover Dale Housing Corporation, Louisiana, 1995 Multifamily Mortgage           4/02 at 100      AA-       3,265,015
                 Revenue Refunding Bonds (Clover Dale Plaza - FHA-Insured Mortgage -
                 Section 8 Assisted Project), Series A, 6.550%, 2/01/22

        5,815   Orleans Levee District (a political subdivision of the state of Louisiana),    12/05 at 103      AAA       6,359,807
                 Public Improvement Bonds, Series 1986, 5.950%, 11/01/14

------------------------------------------------------------------------------------------------------------------------------------
                MAINE - 2.4%

        7,520   Maine Educational Loan Marketing Corporation, Subordinate Student              No Opt. Call       A2       8,013,387
                 Loan Revenue Bonds, Series 1994-2, 6.250%, 11/01/06 (Alternative
                 Minimum Tax)

       13,835   Maine State Housing Authority, Mortgage Purchase Bonds, 2000 Series             5/10 at 100      AA+      14,478,051
                 C-1, 6.050%, 11/15/31 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND - 1.8%

        4,425   Community Development Administration, Maryland Department of                    1/07 at 102      Aa2       4,697,846
                 Housing and Community Development, Housing Revenue Bonds,
                 Series 1996A, 5.875%, 7/01/16

        2,900   Community Development Administration, Maryland Department of                    7/07 at 102      Aa2       2,980,330
                 Housing and Community Development, Housing Revenue Bonds,
                 Series 1997A, 6.000%, 7/01/39 (Alternative Minimum Tax)

        6,800   Housing Opportunities Commission of Montgomery County, Maryland,                7/06 at 102      Aa2       7,205,212
                 Multifamily Housing Revenue Bonds, 1996 Series B, 6.400%, 7/01/28
                 (Alternative Minimum Tax)

        2,315   Housing Opportunities Commission of Montgomery County, Maryland,                7/10 at 100      Aaa       2,474,341
                 Multifamily Housing Development Bonds, Series 2000B, 6.125%, 7/01/20

------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 0.6%

        2,000   Massachusetts Housing Finance Agency, Housing Project Revenue Bonds,            4/03 at 102       A+       2,089,600
                 Series 1993A Refunding, 6.300%, 10/01/13

        3,180   Massachusetts Industrial Finance Agency, Resource Recovery Revenue              1/02 at 103      N/R       3,282,746
                 Bonds (Semass Project), Series 1991B, 9.250%, 7/01/15 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 5.0%

        5,000   City of Detroit, Michigan, Convention Facility Limited Tax Revenue              9/03 at 102      AAA       5,193,050
                 Refunding Bonds (Cobo Hall Expansion Project), Series 1993,
                 5.250%, 9/30/12

       10,225   City of Detroit, Michigan, Water Supply System Revenue Bonds (Senior            7/07 at 101      AAA      10,097,597
                 Lien), Series 1997-A, 5.000%, 7/01/27






    PRINCIPAL                                                                                 OPTIONAL CALL                   MARKET
 AMOUNT (000)   DESCRIPTION                                                                     PROVISIONS* RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MICHIGAN (continued)

                City of Hancock Hospital Finance Authority, Michigan,
                FHA-Insured Mortgage Hospital Revenue Bonds (Portage Health
                System, Inc.), Series 1998:
$       2,545    4.625%, 8/01/18                                                                8/08 at 100      AAA   $   2,593,151
        4,400    5.450%, 8/01/47                                                                8/08 at 100      AAA       4,471,060

        2,000   Michigan State Hospital Finance Authority, Hospital Revenue and                No Opt. Call     BBB-       2,011,780
                 Refunding Bonds (The Detroit Medical Center Obligated Group),
                 Series 1993B, 5.000%, 8/15/03

        3,150   Michigan State Hospital Finance Authority, Hospital Revenue and                 8/02 at 102      AAA       3,286,742
                 Refunding Bonds (Bon Secours Health System Project), Series 1992,
                 6.100%, 8/15/22

       10,500   Michigan State Hospital Finance Authority, Hospital Revenue Bonds               8/08 at 101     BBB-       9,179,520
                 (The Detroit Medical Center Obligated Group), Series 1998A,
                 5.250%, 8/15/23

        3,750   Michigan Strategic Fund, Limited Obligation Refunding Revenue Bonds             6/03 at 102      AAA       3,998,025
                 (Consumers Power Company Project), Collateralized Series 1993B,
                 5.800%, 6/15/10

        6,000   County of Monroe, Michigan, Pollution Control Revenue Bonds (The                9/03 at 102      AAA       6,461,640
                 Detroit Edison Company Project), Series CC-1992, 6.550%, 9/01/24
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 1.6%

        4,670   Housing Finance Board, Minneapolis-St. Paul, Minnesota, Single Family          11/07 at 102      AAA       4,813,276
                 Mortgage Revenue Bonds (FNMA/GNMA Backed Program), Phase
                 XI-AB, 5.800%, 11/01/30 (Alternative Minimum Tax)

        3,500   Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota,               1/11 at 100      AAA       3,551,905
                 Airport Revenue Bonds, Series 2001A, 5.250%, 1/01/25

        4,000   Minneapolis Community Development Agency, Minnesota, Limited Tax               12/02 at 102       A-       4,184,160
                 Supported Development Revenue Bonds (Common Bond Fund), Series
                 1992G-3, 7.375%, 12/01/12

        2,720   City of Minnetonka, Minnesota, Multifamily Housing Revenue Refunding            6/04 at 102      AAA       2,859,590
                 Bonds (GNMA Collateralized Mortgage Loan - Brier Creek Project),
                 Series 1994A, 6.450%, 6/20/24

------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 0.7%

        2,000   Mississippi Higher Education Assistance Corporation, Student Loan               9/02 at 102      Aaa       2,071,220
                 Revenue Bonds, Senior Series 1993-B, 5.800%, 9/01/06 (Alternative
                 Minimum Tax)

          855   Mississippi Housing Finance Corporation, Single Family Mortgage                 4/02 at 100      AAA         857,018
                 Purchase Revenue Bonds (GNMA Mortgage-Backed Securities

                 Program), Series 1989, 8.250%, 10/15/18 (Alternative Minimum Tax)
          555   Mississippi Home Corporation, Single Family Mortgage Revenue Bonds,             4/05 at 102      Aaa         575,380
                 Series 1995B, 6.550%, 4/01/21 (Alternative Minimum Tax)

        1,655   Mississippi Regional Housing Authority No. V, Multifamily Housing               1/02 at 104      AAA       1,655,000
                 Revenue Refunding Bonds (FHA-Insured Mortgage Loan - Deville
                 Apartments - Section 8 Assisted Project), Series 1993A,
                 7.050%, 7/01/21

        1,680   Mississippi Educational Facilities Authority (For Private, Nonprofit            6/03 at 102      Ba2       1,696,128
                 Institutions of Higher Learning), Educational Facilities Revenue
                 Bonds (Tougaloo College Project), Series 1993A, 6.500%, 6/01/18

------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 0.2%

        2,000   The City of St. Louis, Missouri, Airport Revenue Bonds (Airport                 7/11 at 100      AAA       1,976,120
                 Development Program), Series 2001A, 5.000%, 7/01/26

------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 3.3%

       10,000   Energy America, Nebraska, Natural Gas Revenue Bonds, 1998 Series A,            No Opt. Call      N/R      10,075,000
                  5.700%, 7/01/08

        9,000   Nebraska Higher Education Loan Program Inc., Senior Subordinate Bonds,         No Opt. Call      AAA       9,903,600
                 Series A-5A, 6.250%, 6/01/18 (Alternative Minimum Tax)

        5,815   Nebraska Investment Finance Authority, Single Family Housing Revenue        3/07 at 101 1/2      AAA       6,002,069
                 Bonds, 1998 Series F, 5.600%, 9/01/20 (Alternative Minimum Tax)

        5,075   Airport Authority of the City of Omaha, Nebraska, Airport Facilities            1/02 at 102       A1       5,228,620
                 Revenue Refunding Bonds, Series 1991, 8.375%, 1/01/14

------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 0.8%

        4,500   Clark County School District, Nevada, General Obligation School                No Opt. Call      AAA       5,466,960
                 Improvement Bonds, Series 1991A, 7.000%, 6/01/10

        1,725   Nevada Housing Division, Senior Single Family Program Bonds, 1993               4/04 at 102       A1       1,805,489
                 Issue B, 6.200%, 10/01/15


                                    Nuveen Premium Income Municipal Fund 4, Inc. (NPT) (continued)

                                    Portfolio of Investments October 31, 2001




    PRINCIPAL                                                                                 OPTIONAL CALL                   MARKET
 AMOUNT (000)   DESCRIPTION                                                                     PROVISIONS* RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                NEW HAMPSHIRE - 0.2%

$       1,375   New Hampshire Housing Finance Authority, Single Family Mortgage                 1/07 at 102      Aa2   $   1,468,816
                 Acquisition Revenue Bonds, 1996 Series C, 6.200%, 7/01/16 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY - 0.3%

        2,000   New Jersey Turnpike Authority, Turnpike Revenue Bonds, Series 1991C,           No Opt. Call      AAA       2,440,320
                 6.500%, 1/01/16

------------------------------------------------------------------------------------------------------------------------------------
                NEW MEXICO - 0.2%

          195   New Mexico Educational Assistance Foundation, Student Loan Revenue             12/02 at 101       A2         204,836
                 Bonds, 1992 Subordinate Series 1B, 6.850%, 12/01/05 (Alternative
                 Minimum Tax)

        1,195   New Mexico Mortgage Finance Authority, Senior Single Family                     7/02 at 102      AAA       1,226,990
                 Mortgage Purchase Refunding Bonds, 1992 Series A2, 6.900%, 7/01/24

------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 11.6%

       30,050   Atlas Community Housing Opportunity Trust, New York, Class A                    6/09 at 100      N/R      29,238,350
                 Certificates, Series 1999-1, 6.750%, 6/01/34 (Optional put 6/01/09)

       10,000   Industrial Development Agency, Erie County, New York, Solid Waste              12/10 at 103      N/R       4,162,500
                 Disposal Facility Revenue Bonds (1998 CanFibre of Lackawanna
                 Project), 9.050%, 12/01/25 (Alternative Minimum Tax)

        1,000   The City of New York, New York, General Obligation Bonds, Fiscal               No Opt. Call        A       1,103,510
                 1995 Series A, 7.000%, 8/01/04

        3,500   The City of New York, New York, General Obligation Bonds, Fiscal               No Opt. Call        A       3,748,605
                 1996 Series B, 6.750%, 8/15/03

       14,310   The City of New York, New York, General Obligation Bonds, Fiscal               No Opt. Call        A      15,730,268
                 1996 Series F, 6.500%, 2/01/05

           85   The City of New York, New York, General Obligation Bonds, Fiscal            2/02 at 101 1/2        A          87,752
                 1991 Series D, 9.500%, 8/01/02

       16,915   New York City Transitional Finance Authority, New York, Future Tax              5/08 at 101      AA+      16,738,238
                 Secured Bonds, Fiscal 1998 Series C, 5.000%, 5/01/26

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal 2000 Series C:
        3,850    5.875%, 11/01/16                                                               5/10 at 101      AA+       4,282,933
        5,000    5.500%, 11/01/24                                                               5/10 at 101      AA+       5,245,000

        8,845   New York State Medical Care Facilities Finance Agency, Hospital and             8/02 at 102      AAA       9,125,563
                 Nursing Home FHA-Insured Mortgage Revenue Bonds, 1992 Series B,
                 6.200%, 8/15/22

        4,200   New York State Medical Care Facilities Finance Agency, FHA-Insured              2/05 at 102       AA       4,455,570
                 Mortgage Project Revenue Bonds, 1995 Series B, 6.150%, 2/15/35

                New York State Medical Care Facilities Finance Agency, Hospital
                and Nursing Home FHA-Insured Mortgage Revenue Bonds, 1994 Series A:
        4,875    6.200%, 2/15/21 (Pre-refunded to 2/15/04)                                      2/04 at 102    AA***       5,306,633
        3,365    6.200%, 2/15/21                                                                2/04 at 102       AA       3,620,101

        7,500   New York State Thruway Authority, General Revenue Bonds, Series C,              1/05 at 102      AAA       8,433,975
                 6.000%, 1/01/15 (Pre-refunded to 1/01/05)

------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 0.2%

        2,000   North Carolina Municipal Power Agency Number 1, Catawba Electric               No Opt. Call      AAA       2,295,220
                 Revenue Bonds, Series 1992, 6.000%, 1/01/11

------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 0.0%

          405   City of Minot, North Dakota, Single Family Mortgage Revenue Refunding           8/03 at 102      Aa2         421,722
                 Bonds, Series 1993, 7.700%, 8/01/10

------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.9%

        4,500   Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital        11/02 at 102     Baa1       4,660,650
                 Facilities Revenue Bonds (Summa Health System Project), Series
                 1992, 6.250%, 11/15/07

        9,000   City of Cleveland, Ohio, Airport System Revenue Bonds, Series 2000A,            1/10 at 101      AAA       8,897,220
                 5.000%, 1/01/31

        3,000   County of Franklin, Ohio, Development Revenue Bonds (American                  10/09 at 101        A       3,245,580
                 Chemical Society Project), Series 1999, 5.800%, 10/01/14

        1,000   County of Franklin, Ohio, Multifamily Housing Mortgage Revenue Bonds            1/05 at 103       Aa         998,120
                 (FHA-Insured Mortgage Loan - Hamilton Creek Apartments Project),
                 Series 1994A, 5.550%, 7/01/24 (Alternative Minimum Tax)






    PRINCIPAL                                                                                 OPTIONAL CALL                   MARKET
 AMOUNT (000)   DESCRIPTION                                                                     PROVISIONS* RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                OHIO (continued)

$       3,005   Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds                 3/05 at 102      Aaa   $   3,180,582
                 (GNMA Mortgage-Backed Securities Programs), 1995 Series A-1,
                 6.300%, 9/01/17

        1,630   The Student Loan Funding Corporation, Cincinnati, Ohio, Student Loan           No Opt. Call       A1       1,633,195
                 Revenue Bonds, Series 1986A, 5.500%, 12/01/01 (Alternative
                 Minimum Tax)

        4,370   City of Toledo, Ohio, Various Purpose Improvement Bonds (General               12/04 at 102      AAA       4,799,658
                 Obligation - Limited Tax), Series 1994, 5.750%, 12/01/09

------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA - 1.8%

          955   Oklahoma Housing Finance Agency, Single Family Mortgage Revenue                 3/10 at 101      Aaa       1,014,239
                 Bonds (Homeownership Loan Program), 2000 Series C-2, 6.200%,
                 9/01/28 (Alternative Minimum Tax)

                Oklahoma County Finance Authority, Multifamily Housing First
                Mortgage Revenue Bonds (Multiple Apartments Project), Series
                1998A:
        3,495    7.000%, 4/01/18#                                                               4/06 at 102      N/R       1,048,500
        7,000    7.125%, 4/01/28#                                                               4/06 at 102      N/R       2,100,000

        9,965   Tulsa County Industrial Authority, Oklahoma, First Mortgage Multifamily         3/11 at 101      N/R       9,284,291
                 Housing Revenue Bonds (Stoneridge Apartments Project), Series 1999,
                 6.125%, 3/01/39 (Alternative Minimum Tax)

        3,340   Tulsa Industrial Authority, Oklahoma, Hospital Revenue and Refunding           No Opt. Call      AAA       3,932,817
                 Bonds (Hillcrest Medical Center Project), Series 1996, 6.500%, 6/01/09

------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 0.5%

        5,000   Pennsylvania Economic Development Finance Authority, Resource                   1/04 at 102     BBB-       5,110,800
                 Recovery Revenue Bonds (Northampton Generating Project), Senior
                 Series 1994A, 6.400%, 1/01/09 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 1.6%

       12,390   Commonwealth of Puerto Rico, Public Improvement Refunding Bonds                No Opt. Call      AAA      15,247,877
                 (General Obligation Bonds), Series 1997, 6.500%, 7/01/13

------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 1.7%

                Piedmont Municipal Power Agency, South Carolina, Electric Revenue
                Refunding Bonds, Series 1991:
        5,000    6.250%, 1/01/21                                                               No Opt. Call      AAA       5,794,950
        5,750    4.000%, 1/01/23                                                                1/02 at 100      AAA       4,847,538

        5,085   Piedmont Municipal Power Agency, South Carolina, Electric Revenue              No Opt. Call      AAA       5,590,500
                 Bonds, 1998A Refunding Series, 5.500%, 1/01/13

------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.4%

        1,500   The Metropolitan Government of Nashville and Davidson County,                   5/08 at 102       AA       1,527,180
                 Tennessee, Electric System Revenue Bonds, 1998 Series A,
                 5.200%, 5/15/23

        2,080   Tennessee Housing Development Agency, Mortgage Finance Program                  7/04 at 102       AA       2,182,336
                 Bonds, 1994 Series A, 6.900%, 7/01/25 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 9.3%

        4,500   Alliance Airport Authority, Inc., Texas, Special Facilities Revenue Bonds      12/01 at 101       BB       4,386,600
                 (American Airlines, Inc. Project), Series 1990, 7.500%, 12/01/29
                 (Alternative Minimum Tax)

        6,060   Alliance Airport Authority, Inc., Texas, Special Facilities Revenue Bonds      No Opt. Call       BB       5,849,839
                 (American Airlines, Inc. Project), Series 1991, 7.000%, 12/01/11
                 (Alternative Minimum Tax)

        3,345   Columbia-Brazoria Independent School District, Brazoria County, Texas,          2/09 at 100      AAA       3,166,778
                 Unlimited Tax School Building Bonds, Series 1999, 4.750%, 2/01/25

        6,000   Garland Housing Finance Corporation, Texas, Multifamily Housing                12/11 at 101      N/R       6,023,520
                 Mortgage Revenue Bonds (Edgewood Drive Apartments), Series 2000,
                 7.500%, 6/01/40 (Alternative Minimum Tax)

       16,960   Housing Finance Corporation, Harris County, Texas, Multifamily Housing         12/10 at 105      N/R      17,555,296
                 Bonds (Coolwood Oaks and Haverstock Hill Apartments), Series A,
                 8.250%, 12/01/31

        2,500   City of Houston, Texas, Airport System Subordinate Lien Revenue Bonds,          1/02 at 102      AAA       2,556,275
                 Series 1991A, 6.750%, 7/01/21 (Alternative Minimum Tax)

       28,305   City of Houston, Texas, Hotel Occupancy Tax and Special Revenue                No Opt. Call      AAA       6,760,932
                 Bonds (Convention Project), Series 2001B, 0.000%, 9/01/28



                                    Nuveen Premium Income Municipal Fund 4, Inc. (NPT) (continued)

                                    Portfolio of Investments October 31, 2001




    PRINCIPAL                                                                                 OPTIONAL CALL                   MARKET
 AMOUNT (000)   DESCRIPTION                                                                     PROVISIONS* RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                TEXAS (continued)

$       5,000   City of Houston, Texas, Water and Sewer System Junior Lien Revenue             12/07 at 102      AAA   $   4,927,500
                 Refunding Bonds, Series 1997D, 5.000%, 12/01/25

          749   The Midland Housing Finance Corporation, Texas, Single Family                  11/05 at 103      Aaa         822,037
                 Mortgage Revenue Refunding Bonds, Series 1992A, 8.450%, 12/01/11

                Montgomery Independent School District, Montgomery County,
                Texas, Unlimited Tax School Building and Refunding Bonds, Series
                2001:
        2,300    5.500%, 2/15/21                                                                2/11 at 100      AAA       2,406,168
        2,400    5.500%, 2/15/23                                                                2/11 at 100      AAA       2,505,336

                Mount Pleasant Independent School District, Titus County, Texas,
                General Obligation Bonds, Series 2001 Refunding:
        3,025    5.000%, 2/15/26                                                                8/11 at 100      Aaa       2,997,473
        3,000    5.125%, 2/15/31                                                                8/11 at 100      Aaa       3,013,740

        2,215   North Texas Higher Education Authority Inc., Student Loan Revenue               4/03 at 102       A2       2,305,018
                 Bonds, Series 1993D, 6.300%, 4/01/09 (Alternative Minimum Tax)

        3,410   Retama Development Corporation, Texas, Special Facilities Revenue              No Opt. Call      AAA       4,824,059
                 Bonds (Retama Park Racetrack Project), Series 1993, 8.750%, 12/15/12

        4,700   Spring Branch Independent School District, Harris County, Texas,                2/11 at 100      AAA       4,727,495
                 Limited Tax Schoolhouse and Refunding Bonds, Series 2001,
                 5.125%, 2/01/26

        4,452   General Services Commission (an agency of the state of Texas (as            9/03 at 100 1/2        A       4,503,186
                 Lessee)), Participation Interests, 7.500%, 9/01/22

        8,500   Travis County Health Facilities Development Corporation, Texas,                11/03 at 102      Aaa       9,147,105
                 Hospital Revenue Bonds (Daughters of Charity National Health
                 System - Daughters of Charity Health Services of Austin), Series
                 1993B, 6.000%, 11/15/22

------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 3.8%

        4,845   City of Bountiful, Davis County, Utah, Hospital Revenue Refunding              12/08 at 101      N/R       4,180,799
                 Bonds (South Davis Community Hospital Project), Series 1998,
                 5.750%, 12/15/18

       17,570   Intermountain Power Agency, Utah, Power Supply Revenue Refunding                7/07 at 102      AAA      18,770,031
                 Bonds, 1997 Series B, 5.750%, 7/01/19

                Intermountain Power Agency, Utah, Power Supply Revenue Bonds,
                Series 1996A:
        5,065    6.150%, 7/01/14                                                                7/06 at 102    A+***       5,643,018
        2,935    6.150%, 7/01/14                                                                7/06 at 102       A+       3,198,945

        1,100   Utah Housing Finance Agency, Single Family Mortgage Bonds,                      7/10 at 100       AA       1,166,143
                 2000 Series G, 5.875%, 7/01/27 (Alternative Minimum Tax) Utah

                Housing Finance Agency, Single Family Mortgage Bonds, 2001
                Series C:
        2,500    5.500%, 1/01/18 (Alternative Minimum Tax)                                      1/11 at 100      AA-       2,575,450
        1,000    5.650%, 1/01/21 (Alternative Minimum Tax)                                      1/11 at 100      Aa2       1,037,720

------------------------------------------------------------------------------------------------------------------------------------
                VIRGINIA - 0.3%

        2,645   Suffolk Redevelopment and Housing Authority, Virginia, Multifamily              7/02 at 104     Baa2       2,765,215
                 Housing Revenue Refunding Bonds (Chase Heritage at Dulles Project),
                 Series 1994, 7.000%, 7/01/24 (Mandatory put 7/01/04)

------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 10.3%

        1,050   City of Bellevue, King County, Washington, Water and Sewer Revenue              7/04 at 100      Aa2       1,126,199
                 Refunding Bonds, Series 1994, 5.875%, 7/01/09

        1,855   Public Utility District No. 1 of Chelan County, Washington, Chelan              7/09 at 101       AA       1,978,951
                 Hydro Consolidated System Revenue Bonds, Series 1999A, 6.200%,
                 7/01/34 (Alternative Minimum Tax)

        1,035   Covington Water District, King County, Washington, Water Improvement            3/05 at 100      AAA       1,138,697
                 and Refunding Revenue Bonds, Series 1995, 6.050%, 3/01/20
                 (Pre-refunded to 3/01/05)

        1,655   City of Everett, Washington, General Obligation - Limited Tax Bonds,            9/07 at 100      Aaa       1,685,849
                 Series 1997, 5.125%, 9/01/17

        1,000   Seattle Indian Services Commission, Washington, Special Obligation             11/04 at 100      AAA       1,074,890
                 Bonds, Series 1994, 6.000%, 11/01/16

        1,640   Housing Authority of Skagit County, Washington, Low-Income Housing             11/04 at 104      AAA       1,767,592
                 Assistance Revenue Bonds (GNMA Collateralized Mortgage Loan -
                 Sea Mar Project), Series 1993, 7.000%, 6/20/35






    PRINCIPAL                                                                                 OPTIONAL CALL                   MARKET
 AMOUNT (000)   DESCRIPTION                                                                     PROVISIONS* RATINGS**          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WASHINGTON (continued)

$       1,500   Mukilteo School District No. 6, Snohomish County, Washington,                  No Opt. Call      AAA   $   1,721,370
                 Refunding Bonds (General Obligation - Unlimited Tax), Series 1993,
                 5.700%, 12/01/12

        1,570   Spokane Downtown Foundation, Washington, Parking Revenue Bonds                  8/08 at 102        D         973,400
                 (River Park Square Project), Series 1998, 5.600%, 8/01/19#

        8,155   City of Tacoma, Washington, Electric System Revenue Bonds, Series               1/11 at 101      AAA       8,823,058
                 2001A Refunding, 5.750%, 1/01/20

        4,705   City of Tacoma, Washington, Sewer Revenue Refunding Bonds, Series              No Opt. Call      AAA       5,930,229
                 1994B, 8.000%, 12/01/08

                State of Washington, General Obligation Bonds, Series 1994B:
           45    6.000%, 5/01/19 (Pre-refunded to 5/01/04)                                      5/04 at 100   AA+***          48,697
        1,955    6.000%, 5/01/19                                                                5/04 at 100      AA+       2,018,713

        1,250   Washington Health Care Facilities Authority, Revenue Bonds (Franciscan          7/02 at 102      AAA       1,312,763
                 Health System/St. Clare Hospital, Tacoma), Refunding Series 1992,
                 6.625%, 7/01/20 (Pre-refunded to 7/01/02)

        2,000   Washington Health Care Facilities Authority, Revenue Bonds (The                10/02 at 102      AAA       2,112,180
                 Children's Hospital and Medical Center, Seattle), Series 1992,
                 6.125%, 10/01/13

        1,400   Washington Health Care Facilities Authority, Revenue Bonds (Swedish            11/02 at 102      AAA       1,487,220
                 Hospital Medical Center, Seattle), Series 1992, 6.300%, 11/15/22
                 (Pre-refunded to 11/15/02)

        2,000   Washington State Health Care Facilities Authority, Revenue Bonds                8/08 at 102       AA       1,895,160
                 (Highline Community Hospital), Series 1998, 5.000%, 8/15/21

        1,000   Washington Health Care Facilities Authority, Revenue Bonds (Harrison            8/13 at 102      AAA         971,040
                 Memorial Hospital), Series 1998, 5.000%, 8/15/28

        4,500   Washington Public Power Supply System, Nuclear Project No. 1                    7/03 at 102   Aa1***       4,843,935
                 Refunding Revenue Bonds, Series 1993A, 5.750%, 7/01/13
                 (Pre-refunded to 7/01/03)

       23,000   Washington Public Power Supply System, Nuclear Project No. 1                    7/03 at 102      Aa1      23,519,570
                 Refunding Revenue Bonds, Series 1993C, 5.375%, 7/01/15

                Washington Public Power Supply System, Nuclear Project No. 2
                Refunding Revenue Bonds, Series 1992A:
        5,710    6.250%, 7/01/12 (Pre-refunded to 7/01/02)                                      7/02 at 102      Aaa       5,982,595
        1,540    6.250%, 7/01/12                                                                7/02 at 102      Aa1       1,607,852

        6,475   Washington Public Power Supply System, Nuclear Project No. 2                   No Opt. Call      Aa1       7,504,072
                 Refunding Revenue Bonds, Series 1990A, 7.250%, 7/01/06

       11,000   Washington Public Power Supply System, Nuclear Project No. 3                   No Opt. Call      Aa1      13,091,540
                 Refunding Revenue Bonds, Series 1993B, 7.000%, 7/01/09

        3,700   Washington Public Power Supply System, Nuclear Project No. 3                    7/08 at 102      Aa1       3,741,033
                 Refunding Revenue Bonds, Series 1998A, 5.125%, 7/01/18

        1,400   Washington State University, Housing and Dining System Revenue and             10/04 at 101      AAA       1,561,093
                 Refunding Bonds, Series 1994, 6.375%, 10/01/18

        1,000   Yakima-Tieton Irrigation District, Yakima County, Washington,                   6/03 at 102      AAA       1,070,010
                 Refunding Revenue Bonds, Series 1992, 6.125%, 6/01/13

------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 0.8%

        7,000   Wisconsin Housing and Economic Development Authority, Home                      7/10 at 100       AA       7,370,580
                 Ownership Revenue Bonds, 2000 Series E, 6.100%, 3/01/27
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

$     959,473   Total Investments (cost $911,922,656) - 98.7%                                                            940,738,441
=============-----------------------------------------------------------------------------------------------------------------------

                Other Assets Less Liabilities - 1.3%                                                                      12,650,633
                --------------------------------------------------------------------------------------------------------------------

                Net Assets - 100%                                                                                      $ 953,389,074
                ====================================================================================================================





                       * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                            There may be other call provisions at varying prices at later dates.

                      ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                     *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S.
                            Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                       # Non-income producing security, in the case of a bond, generally denotes that issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

                     N/R    Investment is not rated.

                                 See accompanying notes to financial statements.


                        Statement of
                                NET ASSETS October 31, 2001



                                                                         PREMIUM INCOME    PREMIUM INCOME 2    PREMIUM INCOME 4
                                                                                   (NPI)               (NPM)               (NPT)
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments in municipal securities, at market value                    $1,482,733,362      $  982,278,740        $940,738,441
 Temporary investments in short-term municipal securities,
   at amortized cost, which approximates market value                         6,175,000                  --                  --
 Cash                                                                           587,706                  --                  --
 Receivables:
   Interest                                                                  27,476,730          16,939,719          18,727,079
   Investments sold                                                           2,925,982           1,217,456             265,000
 Other assets                                                                    31,498               1,397              78,116
-------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                        1,519,930,278       1,000,437,312         959,808,636
-------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Cash overdraft                                                                      --           9,300,317           2,654,991
 Payable for investments purchased                                           15,021,572           1,831,638                  --
 Accrued expenses:
   Management fees                                                              782,572             520,805             504,282
   Other                                                                        258,164             215,635             176,886
 Preferred share dividends payable                                               98,860              60,586              56,834
 Common share dividends payable                                               4,496,873           3,143,665           3,026,569
-------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                      20,658,041          15,072,646           6,419,562
-------------------------------------------------------------------------------------------------------------------------------
Net assets                                                               $1,499,272,237      $  985,364,666        $953,389,074
===============================================================================================================================
Preferred shares, at liquidation value                                   $  525,000,000      $  347,000,000        $338,400,000
===============================================================================================================================
Preferred shares outstanding                                                     21,000              13,880              13,536
===============================================================================================================================
Common shares outstanding                                                    63,785,430          41,093,661          43,236,703
===============================================================================================================================
Net asset value per Common share outstanding (net
   assets less Preferred shares at liquidation value,
   divided by Common shares outstanding)                                 $        15.27      $        15.53     $         14.22
===============================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                                OPERATIONS Year Ended October 31, 2001


                                                                            PREMIUM INCOME    PREMIUM INCOME 2    PREMIUM INCOME 4
                                                                                      (NPI)               (NPM)               (NPT)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                             $ 82,811,758         $57,220,458         $54,669,009
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
 Management fees                                                                 9,087,882           6,062,440           5,875,477
 Preferred shares - auction fees                                                 1,312,500             867,500             846,000
 Preferred shares - dividend disbursing agent fees                                  60,000              60,000              80,000
 Shareholders' servicing agent fees and expenses                                   292,986             105,013             137,760
 Custodian's fees and expenses                                                     305,703             240,218             212,116
 Directors' fees and expenses                                                       17,730              14,680              12,367
 Professional fees                                                                  34,610              22,670             611,336
 Shareholders' reports - printing and mailing expenses                             146,843              78,865              87,878
 Stock exchange listing fees                                                        49,887              32,814              44,276
 Investor relations expense                                                        202,925             134,010             133,585
 Other expenses                                                                     84,766              59,420              50,955
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                      11,595,832           7,677,630           8,091,750
   Custodian fee credit                                                            (76,259)           (109,433)           (102,317)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                    11,519,573           7,568,197           7,989,433
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                           71,292,185          49,652,261          46,679,576
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
 Net realized gain from investment transactions                                  4,799,904           3,225,861           2,478,890
 Change in net unrealized appreciation (depreciation) of investments            58,098,521          27,191,816          26,239,764
-----------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                       62,898,425          30,417,677          28,718,654
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                    $134,190,610         $80,069,938         $75,398,230
===================================================================================================================================


                                 See accompanying notes to financial statements.


                        Statement of
                                CHANGES IN NET ASSETS




                                       PREMIUM INCOME (NPI)              PREMIUM INCOME 2 (NPM)             PREMIUM INCOME 4 (NPT)
                                   ----------------------------        ---------------------------        --------------------------
                                   YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED      YEAR ENDED
                                    10/31/01          10/31/00          10/31/01         10/31/00          10/31/01        10/31/00
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
 Net investment income          $   71,292,185    $  70,579,809      $ 49,652,261      $ 49,971,035     $ 46,679,576   $ 47,823,581
 Net realized gain (loss)
   from investment transactions      4,799,904      (13,990,162)        3,225,861          (541,636)       2,478,890     (2,840,014)
 Change in net unrealized
   appreciation (depreciation)
   of investments                   58,098,521       64,295,419        27,191,816         8,913,022       26,239,764      6,074,114
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from
   operations                      134,190,610      120,885,066        80,069,938        58,342,421       75,398,230     51,057,681
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net investment
   income:
   Common shareholders             (51,191,446)     (50,718,989)      (36,688,826)      (37,973,136)     (35,070,055)   (35,419,871)
   Preferred shareholders          (16,366,471)     (21,017,392)      (10,989,373)      (13,958,214)     (10,725,951)   (13,791,689)
 From and in excess of net
   realized gains from investment
   transactions:
   Common shareholders                      --               --                --          (715,277)              --             --
   Preferred shareholders                   --               --                --          (203,920)              --             --
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders   (67,557,917)     (71,736,381)      (47,678,199)      (52,850,547)     (45,796,006)   (49,211,560)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets          66,632,693       49,148,685        32,391,739         5,491,874       29,602,224      1,846,121
Net assets at the beginning
   of year                       1,432,639,544    1,383,490,859       952,972,927       947,481,053      923,786,850    921,940,729
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year   $1,499,272,237   $1,432,639,544      $985,364,666      $952,972,927     $953,389,074   $923,786,850
===================================================================================================================================
Balance of undistributed net
   investment income at the
   end of year                  $    4,183,239   $      445,464      $  2,439,961      $    465,470     $  1,661,078   $    772,462
===================================================================================================================================


                                 See accompanying notes to financial statements.

Notes to
      Financial Statements


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Premium Income Municipal Fund, Inc.
(NPI), Nuveen Premium Income Municipal Fund 2, Inc. (NPM) and Nuveen Premium Income Municipal Fund 4, Inc. (NPT).

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Directors of the Funds may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At October 31, 2001, Premium Income (NPI) and Premium Income 2 (NPM) had outstanding when-issued purchase commitments of $15,021,572 and $1,831,638, respectively. There were no such purchase commitments in Premium Income 4 (NPT).

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended October 31, 2001, have been designated Exempt Interest Dividends.

Notes to
      Financial Statements (continued)

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each of the Funds is as follows:

                                             PREMIUM      PREMIUM     PREMIUM
                                              INCOME     INCOME 2     INCOME 4
                                               (NPI)        (NPM)        (NPT)
--------------------------------------------------------------------------------

Number of shares:
   Series M                                    3,800        2,000        2,200
   Series M2                                   2,000           --           --
   Series T                                    3,800        3,000        2,000
   Series T2                                      --           --        1,328
   Series W                                    3,800        2,000        1,680
   Series W2                                      --           --          520
   Series Th                                   3,800        3,000        2,680
   Series F                                    3,800        2,000        1,800
   Series F2                                      --        1,880        1,328
--------------------------------------------------------------------------------
Total                                         21,000       13,880       13,536
================================================================================

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended October 31, 2001.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Audit Guide
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant effect on the financial statements.

2. FUND SHARES
There were no share transactions during the fiscal year ended October 31, 2001, nor during the fiscal year ended October 31, 2000, in any of the Funds.

3. DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 3, 2001, to shareholders of record on November 15, 2001, as follows:

                                               PREMIUM      PREMIUM      PREMIUM
                                                INCOME     INCOME 2     INCOME 4
                                                 (NPI)        (NPM)        (NPT)
--------------------------------------------------------------------------------
Dividend per share                              $.0705       $.0765       $.0700
================================================================================


4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the fiscal year ended October 31, 2001, were as follows:

                                             PREMIUM        PREMIUM     PREMIUM
                                              INCOME       INCOME 2     INCOME 4
                                               (NPI)          (NPM)        (NPT)
--------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities       $291,415,957   $130,239,124 $131,757,507
   Short-term municipal securities        40,375,000     28,000,000   47,100,000
Sales and maturities:
   Long-term municipal securities        297,902,661    115,528,202   95,019,729
   Short-term municipal securities        34,200,000     32,000,000   55,100,000
================================================================================


At October 31, 2001, the cost of investments owned for federal income tax purposes were as follows:

                                             PREMIUM        PREMIUM     PREMIUM
                                              INCOME       INCOME 2     INCOME 4
                                               (NPI)          (NPM)        (NPT)
--------------------------------------------------------------------------------
                                      $1,408,367,289   $919,895,089 $911,927,934
================================================================================

Notes to
      Financial Statements (continued)

At October 31, 2001, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                         PREMIUM      PREMIUM
                                                          INCOME     INCOME 4
                                                           (NPI)        (NPT)
--------------------------------------------------------------------------------
Expiration year:
   2002                                              $        --  $ 4,290,147
   2003                                                       --    5,281,759
   2004                                                       --           --
   2005                                                       --           --
   2006                                                       --           --
   2007                                                       --           --
   2008                                               12,335,442    2,835,520
--------------------------------------------------------------------------------
Total                                                $12,335,442  $12,407,426
================================================================================

5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at October 31, 2001, were as follows:

                                              PREMIUM      PREMIUM     PREMIUM
                                               INCOME     INCOME 2     INCOME 4
                                                (NPI)        (NPM)        (NPT)
--------------------------------------------------------------------------------
Gross unrealized:
   appreciation                          $88,533,088  $64,069,218  $ 53,572,415
   depreciation                           (7,992,015)  (1,685,567)  (24,761,908)
--------------------------------------------------------------------------------
Net unrealized appreciation              $80,541,073  $62,383,651  $ 28,810,507
================================================================================

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                          MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                          .6500 of 1%
For the next $125 million                                           .6375 of 1
For the next $250 million                                           .6250 of 1
For the next $500 million                                           .6125 of 1
For the next $1 billion                                             .6000 of 1
For the next $3 billion                                             .5875 of 1
For net assets over $5 billion                                      .5750 of 1
--------------------------------------------------------------------------------


The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At October 31, 2001, net assets consisted of:

                                                                        PREMIUM      PREMIUM     PREMIUM
                                                                         INCOME     INCOME 2     INCOME 4
                                                                          (NPI)        (NPM)        (NPT)
-------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000 stated value per share,
   at liquidation value                                          $  525,000,000  $347,000,000  $338,400,000
Common shares, $.01 par value per share                                 637,854       410,937       432,367
Paid-in surplus                                                     901,245,514   570,703,240   596,492,548
Balance of undistributed net investment income                        4,183,239     2,439,961     1,661,078
Accumulated net realized gain (loss) from investment
   transactions                                                     (12,347,166)    2,055,602   (12,412,704)
Net unrealized appreciation of investments                           80,552,796    62,754,926    28,815,785
-------------------------------------------------------------------------------------------------------------
Net assets                                                       $1,499,272,237  $985,364,666  $953,389,074
=============================================================================================================
Authorized shares:
   Common                                                           200,000,000   200,000,000   200,000,000
   Preferred                                                          1,000,000     1,000,000     1,000,000
=============================================================================================================

Notes to
      Financial Statements (continued)

8. INVESTMENT COMPOSITION
At October 31, 2001, the revenue sources by municipal purpose, expressed as a percent of long-term investments, were as follows:

                                           PREMIUM      PREMIUM     PREMIUM
                                           INCOME     INCOME 2      INCOME 4
                                             (NPI)        (NPM)        (NPT)
-----------------------------------------------------------------------------
Consumer Staples                               5%            3%         --%
Education and Civic Organizations              5             4           5
Healthcare                                     8             4          11
Housing/Multifamily                            4             6          15
Housing/Single Family                         12            10           7
Long-Term Care                                 3            --           1
Tax Obligation/General                        13            19          11
Tax Obligation/Limited                        16             9           8
Transportation                                 8             5           7
U.S. Guaranteed                               11            31          13
Utilities                                     13             8          17
Water and Sewer                                2             1           5
-----------------------------------------------------------------------------
                                             100%          100%        100%
=============================================================================


Certain long-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (57% for Premium Income (NPI), 55% for Premium Income 2 (NPM) and 42% for Premium Income 4 (NPT)). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

Financial
           HIGHLIGHTs
Selected data for a Common share outstanding throughout each year ended October 31:


                          Investment Operations                           Less Distributions
                   ----------------------------------  ---------------------------------------------------------
                                                                                      From      From
                                                                                    and in     and in
                                                             Net          Net       Excess     Excess
                                       Net             Investment  Investment   of Capital of Capital
                                 Realized/              Income to   Income to     Gains to   Gains to
         Beginning        Net   Unrealized                 Common   Preferred       Common  Preferred
         Net Asset Investment   Investment                 Share-      Share-       Share-     Share-
             Value     Income   Gain (Loss)     Total     holders     holders+     holders    holders+     Total
=================================================================================================================
PREMIUM INCOME (NPI)
-----------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001        $14.23      $1.12       $  .98     $ 2.10       $(.80)      $(.26)       $  --      $  --     $(1.06)
2000         13.46       1.11          .78       1.89        (.79)       (.33)          --         --      (1.12)
1999         15.66       1.09        (2.10)     (1.01)       (.85)       (.24)        (.07)      (.02)     (1.18)
1998         15.28       1.15          .43       1.58        (.88)       (.25)        (.06)      (.01)     (1.20)
1997         14.96       1.14          .37       1.51        (.94)       (.20)        (.03)        --      (1.17)


PREMIUM INCOME 2 (NPM)
-----------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001         14.75       1.21          .73       1.94        (.89)       (.27)          --         --      (1.16)
2000         14.61       1.22          .20       1.42        (.92)       (.34)        (.02)        --      (1.28)
1999         16.15       1.18        (1.48)      (.30)       (.94)       (.24)        (.04)      (.01)     (1.23)
1998         15.80       1.17          .46       1.63        (.93)       (.24)        (.09)      (.02)     (1.28)
1997         15.16       1.18          .65       1.83        (.93)       (.26)          --         --      (1.19)


PREMIUM INCOME 4 (NPT)
-----------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001         13.54       1.08          .66       1.74        (.81)       (.25)          --         --      (1.06)
2000         13.50       1.11          .07       1.18        (.82)       (.32)          --         --      (1.14)
1999         15.05       1.09        (1.56)      (.47)       (.83)       (.24)          --         --      (1.07)
1998         14.64       1.07          .42       1.49        (.82)       (.26)          --         --      (1.08)
1997         14.07       1.08          .58       1.66        (.82)       (.27)          --         --      (1.09)
=================================================================================================================




                                                                           Total Returns
                                                                      ----------------------
                      Offering
                     Costs and                                                         Based
                     Preferred      Ending                             Based              on
                         Share         Net             Ending             on             Net
                  Underwriting       Asset             Market         Market           Asset
                     Discounts       Value              Value          Value*          Value*
=============================================================================================
PREMIUM INCOME (NPI)
---------------------------------------------------------------------------------------------
Year Ended 10/31:
2001                     $  --      $15.27           $14.2500          26.60%          13.22%
2000                        --       14.23            11.9375           4.10           12.03
1999                      (.01)      13.46            12.2500         (14.03)          (8.59)
1998                        --       15.66            15.1875          10.60            8.86
1997                      (.02)      15.28            14.6250           7.81            8.89

PREMIUM INCOME 2 (NPM)
---------------------------------------------------------------------------------------------
Year Ended 10/31:
2001                        --       15.53            14.6100          17.31           11.63
2000                        --       14.75            13.2500          (2.03)           7.71
1999                      (.01)      14.61            14.5000          (8.59)          (3.66)
1998                        --       16.15            16.8750          15.98            8.93
1997                        --       15.80            15.5000          16.76           10.72

PREMIUM INCOME 4 (NPT)
---------------------------------------------------------------------------------------------
Year Ended 10/31:
2001                        --       14.22            13.7500          18.68           11.28
2000                        --       13.54            12.3125           3.28            6.58
1999                      (.01)      13.50            12.7500          (8.77)          (5.03)
1998                        --       15.05            14.8125          14.54            8.58
1997                        --       14.64            13.6875          14.70           10.20
=============================================================================================



                                                Ratios/Supplemental Data
                         ----------------------------------------------------------------------
                                                       Before Credit
                                ------------------------------------------------------------
                                                 Ratio of Net                   Ratio of Net
                                  Ratio of         Investment       Ratio of      Investment
                                  Expenses          Income to       Expenses       Income to
                                to Average            Average     to Average         Average
                        Ending  Net Assets         Net Assets          Total           Total
                           Net  Applicable         Applicable     Net Assets      Net Assets
                        Assets   to Common          to Common      Including       Including
                          (000)     Shares++           Shares++    Preferred++     Preferred++
================================================================================================
PREMIUM INCOME (NPI)
------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001                $1,499,272        1.22%              7.49%           .79%           4.83%
2000                 1,432,640        1.28               8.09            .80            5.05
1999                 1,383,491        1.18               7.28            .77            4.79
1998                 1,473,755        1.14               7.41            .77            5.00
1997                 1,449,660        1.05               7.58            .76            5.51


PREMIUM INCOME 2 (NPM)
------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001                   985,365        1.23               7.93            .79            5.10
2000                   952,973        1.23               8.38            .78            5.30
1999                   947,481        1.15               7.60            .77            5.07
1998                   959,840        1.13               7.35            .77            5.03
1997                   943,587        1.14               7.73            .77            5.23


PREMIUM INCOME 4 (NPT)
------------------------------------------------------------------------------------------------
Year Ended 10/31:
2001                   953,389        1.34               7.73            .86            4.95
2000                   923,787        1.27               8.22            .80            5.19
1999                   921,941        1.20               7.51            .79            4.92
1998                   923,004        1.19               7.23            .79            4.79
1997                   905,764        1.21               7.62            .79            4.98
================================================================================================




                             Ratios/Supplemental Data
------------------------------------------------------------------------------
                                  After Credit**
                       -------------------------------------------------------
                                    Ratio of Net                  Ratio of Net
                         Ratio of     Investment      Ratio of      Investment
                         Expenses      Income to      Expenses       Income to
                       to Average        Average    to Average         Average
                       Net Assets     Net Assets         Total           Total
                       Applicable     Applicable    Net Assets      Net Assets
                        to Common      to Common     Including       Including
                           Shares++       Shares++   Preferred++     Preferred++
================================================================================
PREMIUM INCOME (NPI)
--------------------------------------------------------------------------------
Year Ended 10/31:
2001                         1.21%          7.50%          .78%           4.83%
2000                         1.27           8.10           .79            5.05
1999                         1.17           7.29           .77            4.79
1998                         1.14           7.41           .77            5.00
1997                         1.05           7.58           .76            5.51


PREMIUM INCOME 2 (NPM)
--------------------------------------------------------------------------------
Year Ended 10/31:
2001                         1.21           7.95           .78            5.11
2000                         1.22           8.39           .77            5.30
1999                         1.15           7.60           .77            5.07
1998                         1.13           7.35           .77            5.03
1997                         1.14           7.73           .77            5.23


PREMIUM INCOME 4 (NPT)
--------------------------------------------------------------------------------
Year Ended 10/31:
2001                         1.33           7.74           .85            4.96
2000                         1.26           8.23           .79            5.20
1999                         1.20           7.51           .79            4.92
1998                         1.19           7.23           .79            4.79
1997                         1.21           7.62           .79            4.98
================================================================================




                                          Municipal Auction Rate Cumulative
                                           Preferred Stock at End of Period
                                       -----------------------------------------




                                         Aggregate    Liquidation
                         Portfolio          Amount     and Market          Asset
                          Turnover     Outstanding          Value       Coverage
                              Rate            (000)     Per Share      Per Share
================================================================================
PREMIUM INCOME (NPI)
--------------------------------------------------------------------------------
Year Ended 10/31:
2001                            20%       $525,000        $25,000        $71,394
2000                            18         525,000         25,000         68,221
1999                            15         525,000         25,000         65,881
1998                            19         475,000         25,000         77,566
1997                            10         475,000         25,000         76,298


PREMIUM INCOME 2 (NPM)
--------------------------------------------------------------------------------
Year Ended 10/31:
2001                            12         347,000         25,000         70,992
2000                             7         347,000         25,000         68,658
1999                             5         347,000         25,000         68,262
1998                             7         300,000         25,000         79,987
1997                            19         300,000         25,000         78,632


PREMIUM INCOME 4 (NPT)
--------------------------------------------------------------------------------
Year Ended 10/31:
2001                            10         338,400         25,000         70,434
2000                            14         338,400         25,000         68,247
1999                            14         338,400         25,000         68,110
1998                            21         308,400         25,000         74,822
1997                            26         308,400         25,000         73,424
================================================================================



* Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

**   After custodian fee credit, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

                                 See accompanying notes to financial statements.


Build Your Wealth
                  Automatically


Callout:
NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
     Information


BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
JPMorgan Chase Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the year ended October 31, 2001. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
               for Generations

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


photo of John Nuveen, Sr.

        Invest well.
Look ahead.
                        LEAVE YOUR MARK.(SM)

logo: Nuveen Investments

                   Nuveen Investments o 333 West Wacker Drive
                       Chicago, IL 60606 o www.nuveen.com

                                                                     FAN-5-10-01